Exhibit 10.20

FREESCALE HOLDINGS L.P.

AMENDED AND RESTATED

AGREEMENT OF EXEMPTED LIMITED PARTNERSHIP

Dated as of December 1, 2006

Exhibits

Exhibit A	Definitions
Exhibit B	Form of Spousal Agreement
Exhibit C	Form of Addendum Agreement
Exhibit D	Form of 83(b) Election
Exhibit E	Registration Rights Agreement

INDEX OF DEFINED TERMS

83(b) Election	A-1
Addendum Agreement	A-1
Adjusted Capital Account Balance	A-1
Affiliate	A-1
Agreement	A-1
Applicable Tax Percentage	A-1
Bermuda II	1
Bermuda III	1
Bermuda IV	1
Blackstone Group	A-2
Blackstone Investors	A-2
Blackstone Partner	A-2
Book Value	A-2
Business Day	A-2
Capital Account	A-2
Capital Contribution	A-3
Capital Stock	A-3
Carlyle Investors	A-3
Catch Up Payment	A-3
Catch-Up Payment	A-3
Cayman Islands Law	A-3
Change of Control	A-3
Class A Interests	A-4
Class A Limited Partner	A-4
Class B Interests	A-4
Class B Limited Partner	A-4
Code	A-4
Code §83(b)	1
Confidential Information	A-4
Contract	A-5
Conversion	A-5
Creditable Foreign Tax	A-5
Creditors’ Rights	A-5
Dissolution Event	A-5
Exchange Act	A-5
Family Member	A-5
Freescale	A-5
General Partner	A-6
General Partner Interest	A-6
Governmental Authority	A-6
Gross Negligence	A-6
Holdings	1
Indemnitee	A-6
Initial Closing Date	A-6

Initial Limited Partners	A-6
Initial Public Offering	A-6
Interest	A-6
Interests	1
IPO Corporation	A-6
IRS	A-6
Lapse Date	A-7
Law	A-7
Liabilities	A-7
Limited Partners	A-7
Losses	A-8
Management Award Agreement	A-6
Management Equity Award Agreements	A-7
Management Interests	4
Management Limited Partner	A-7
Merger	A-7
Merger Agreement	1
Merger Sub	1
Net Taxable Income	A-7
New Rules	A-7
Newly Classified Vested Interests	A-7
Nonrecourse Deductions	A-7
Partner	A-7
Partner Minimum Gain	A-7
Partner Nonrecourse Debt Minimum Gain	A-7
Partner Nonrecourse Deductions	A-7
Partnership	A-7
Partnership Act	A-8
Percentage Interest	A-8
Permira Investors	A-8
Permitted Transferee	A-8
Person	A-8
Personal Representative	A-9
Principal Investor Group	A-9
Principal Investors	A-8
Profits	A-9
Public Offering	A-10
Qualified Institutional Investors	A-10
Qualified Public Offering	A-10
Register of Partners	A-10
Registration Rights Agreement	A-10
Representatives	A-10
Securities Act	A-10
Services	A-10
Shareholders’ Agreement	A-11
Special Allocations	A-11

v

Subsidiary	A-11
Tax	A-11
Tax Advances	A-11
Tax Amount	A-11
Tax Distributions	A-11
Tax Matters Partner	A-11
TPG Investors	A-11
Transaction Documents	A-11
Transfer	A-11
Treasury Regulations	A-12
U.S	6
U.S. Holdco	1
United States	6
Unvested Class B Interest	A-12
Vested Class B Interest	A-12

FREESCALE HOLDINGS L.P.

This AMENDED AND RESTATED AGREEMENT OF EXEMPTED LIMITED PARTNERSHIP, dated as of December 1, 2006 (the “Agreement”), is being entered into by and among Freescale Holdings GP Ltd., a Cayman Islands exempted company limited by shares, as General Partner, and the Limited Partners listed on the signature pages hereto as “Limited Partners” or “Management Limited Partners” and such other Persons as shall hereinafter become Partners as hereinafter provided.

Preliminary Statement

(a) The General Partner, the Limited Partners and the Management Limited Partners desire to form a partnership to hold all of the issued and outstanding capital stock of Freescale Holdings (Bermuda) I, Ltd. (“Holdings”), which will hold all of the outstanding capital stock of Freescale Holdings (Bermuda) II, Ltd. (“Bermuda II”), which will hold all of the outstanding capital stock of Freescale Holdings (Bermuda) III, Ltd. (“Bermuda III”), which will hold all of the outstanding capital stock of Freescale Holdings (Bermuda) IV, Ltd. (“Bermuda IV”), which will hold all of the outstanding capital stock of Freescale Acquisition Holdings Corp. (“U.S. Holdco”), a Delaware corporation, which will hold all of the outstanding capital stock of Freescale Acquisition Corporation, a Delaware corporation (“Merger Sub”). Each of the Partnership, Holdings, Bermuda II, Bermuda III, Bermuda IV, U.S. Holdco and Merger Sub was formed for the purpose of engaging in a transaction in which Merger Sub will be merged with and into Freescale Semiconductor, Inc. (“Freescale”) with Freescale surviving (the “Merger”) pursuant to an Agreement and Plan of Merger, between Freescale, Freescale Holdings LLC and Merger Sub, dated as of September 15, 2006 (the “Merger Agreement”);

(b) Pursuant to the Assignment Agreement, dated November 13, 2006, between Freescale Holdings LLC and the Partnership, Freescale Holdings LLC assigned all of its rights and obligations under the Merger Agreement and the other documents entered into in connection with the Merger to the Partnership.

(c) The Limited Partners and Management Limited Partners that are becoming Limited Partners on the date of this Agreement are funding the Partnership with a combination of Capital Contributions, which Capital Contributions will be used to complete the Merger and related transactions;

(d) The contributions of the Management Limited Partners are further described in the applicable Management Equity Award Agreements (the “Management Equity Award Agreements”) between the Partnership and the applicable Management Limited Partner dated as of the date of this Agreement; and

(d) On November 20, 2006, the General Partner and those Limited Partners who were Limited Partners prior to the date of this Agreement (the “Initial Limited Partners”) amended and restated the agreement of exempted limited partnership dated as of November 6, 2006 (the “Initial Closing Date”) and the General Partner and the Initial Limited Partners desire to amend and restate the agreement of exempted limited partnership dated November 20, 2006 on the terms set forth herein.

Agreement

In consideration of the mutual promises and agreements made in this Agreement and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used in the Agreement (including Exhibits and Schedules hereto) but not defined in the body hereof shall have the meanings ascribed to them in Exhibit A.

Section 1.2 Construction. Unless the context requires otherwise: (a) pronouns in the masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, (b) the term “including” shall be construed to be expansive rather than limiting in nature and to mean “including, without limitation,” (c) references to Articles and Sections refer to Articles and Sections of this Agreement, (d) the words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules attached hereto, and not to any particular subdivision unless expressly so limited, and (e) references to Exhibits and Schedules are to the items identified separately in writing by the parties hereto as the described Exhibits or Schedules attached to this Agreement, each of which is hereby incorporated herein and made a part hereof for all purposes as if set forth in full herein.

ARTICLE II

GENERAL PROVISIONS

Section 2.1 Formation. The Partnership has been registered as an exempted limited partnership pursuant to the provisions of the Partnership Act on November 9, 2006. The General Partner and each of the Limited Partners shall be deemed to have notice of, and be bound by, the terms and conditions set forth in this Agreement. Except as expressly provided herein and to the extent permitted by the Partnership Act, the rights and obligations of the General Partner and each of the Limited Partners and the administration and termination of the Partnership shall be governed by the Partnership Act. The General Partner or any Person

designated by the General Partner is hereby designated as an authorized person to execute, deliver and file any amendments to the Section 9 Notice of Registration of the Partnership and/or restatements thereof and any other certificates, notices and any amendments and/or restatements thereof necessary for the Partnership to qualify to do business in a jurisdiction in which the Partnership may wish to conduct business.

Section 2.2 Name. The Partnership shall conduct its activities under the name of Freescale Holdings L.P. The General Partner shall have the power at any time to change the name of the Partnership; provided that the name shall always contain the words “Limited Partnership” or the letters “L.P.” Prompt notice of any such change shall be given to each Partner and filed with the Registrar pursuant to the Partnership Act.

Section 2.3 Term. The term of the Partnership commenced on the date of filing of the requisite notice to form the Partnership in accordance with the Partnership Act and shall continue until dissolved, wound up and terminated in accordance with Article XIV.

Section 2.4 Purpose; Powers. The purpose of the Partnership shall be to engage in any business or activity that is permitted by the Partnership Act and all other applicable Laws. Notwithstanding any of the foregoing, the Partnership shall not undertake business with the public in the Cayman Islands other than so far as may be necessary for the carrying on of the business of the Partnership exterior to the Cayman Islands.

Section 2.5 Place of Business. The Partnership shall maintain a registered office at c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands, unless a different registered office is designated by the General Partner. The principal office of the Partnership shall be at such place outside of the Cayman Islands as the General Partner may designate. The Partnership may have such other offices as the General Partner may designate.

Section 2.6 Foreign Qualification. Prior to the Partnership’s conducting business in any jurisdiction other than the Cayman Islands, the General Partner shall cause the Partnership to comply, to the extent procedures are available and those matters are reasonably within the control of the General Partner, with all requirements necessary to qualify the Partnership as a foreign company in that jurisdiction if such qualification is required. At the request of the General Partner, each Limited Partner shall execute, acknowledge, swear to, and deliver all certificates and other instruments conforming with this Agreement that are necessary or appropriate to qualify, continue, and terminate the Partnership as a foreign company in all such jurisdictions in which the Partnership may conduct business, provided that no Limited Partner shall be required to file any general consent to service of process or to qualify as a foreign corporation, limited liability company, partnership or other entity in any jurisdiction in which it is not already so qualified.

Section 2.7 Title to Assets. Title to the Partnership’s assets, whether real, personal or mixed and whether tangible or intangible, shall be held by the General Partner on trust for the Partnership pursuant to the terms of this Agreement.

Section 2.8 Fiscal Year. The Fiscal year of the Partnership shall be the calendar year.

Section 2.9 Withdrawal of Initial Limited Partner. Upon the admission of one or more Limited Partners to the Partnership, the Initial Limited Partner shall (a) receive a return of any capital contribution made by him to the Partnership, (b) withdraw as the Initial Limited Partner of the Partnership, and (c) have no further right, interest or obligation of any kind whatsoever as a Partner in the Partnership.

ARTICLE III

ADMISSION OF PARTNERS

Section 3.1 Partnership Interests.

(a) Classes. The Interests in the Partnership shall be the “General Partner Interest” issued to the General Partner and two classes of limited partnership Interests issuable to, and owned by, the Limited Partners, referred to herein as the “Class A Interests” and the “Class B Interests”. The Class A Interests held by management and the Class B Interests shall be referred to herein as the “Management Interests”. Interests in the Partnership shall constitute “securities” governed by Article 8 of the applicable version of the Uniform Commercial Code, as amended from time to time after the date hereof.

(b) Interest Certificates. Ownership of Interests may be evidenced by certificates, but shall be exclusively determined by entry in the Register of Partners. Each Interest certificate and the Register of Partners shall bear a legend on the face thereof in the following form:

“TRANSFER IS SUBJECT TO RESTRICTIVE LEGENDS ON BACK.”

and shall bear a legend on the reverse side thereof substantially in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE GENERAL PARTNER SHALL HAVE BEEN DELIVERED TO THE PARTNERSHIP TO THE EFFECT THAT SUCH OFFER OR SALE IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT). THIS SECURITY IS SUBJECT TO CERTAIN

RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN (W) THE AMENDED AND RESTATED AGREEMENT OF EXEMPTED LIMITED PARTNERSHIP OF FREESCALE HOLDINGS L.P. (THE “PARTNERSHIP AGREEMENT”), (X) THE INVESTORS AGREEMENT OF FREESCALE HOLDINGS L.P., (Y) THE SHAREHOLDERS’ AGREEMENT OF FREESCALE HOLDINGS GP, LTD. AND (Z) THE OTHER TRANSACTION DOCUMENTS DESCRIBED IN THE PARTNERSHIP AGREEMENT, IN EACH SUCH CASE, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED FROM THE PARTNERSHIP AT ITS PRINCIPAL EXECUTIVE OFFICES.”

(c) Conformed copies of this Agreement shall be kept with the records of the Partnership by the General Partner at its principal executive offices. In addition to the legend required by Section 3.1(b) above, each Partner agrees that the Register of Partners and each Interest certificate heretofore or hereafter issued by the Partnership shall also bear such other legends as may be required by Law or the General Partner. Any such legend shall be removed by the General Partner upon the request (which shall include customary representations and opinions of counsel if reasonably requested by the General Partner) of a Partner when such legend is no longer applicable.

(d) Schedule A. The General Partner shall update Schedule A as required by the Partnership Act and ensure that it accurately reflects the information to be provided for therein. Any amendment or revision to Schedule A made in accordance with this Agreement shall not be deemed an amendment to this Agreement. Any reference in this Agreement to Schedule A shall be deemed to be a reference to Schedule A as amended and in effect from time to time.

Section 3.2 Transfers of Partnership Interests. No Limited Partner, nor any spouse of a Limited Partner, Personal Representative of a Limited Partner or legal representative or agent of a Limited Partner, may Transfer all or any portion of such Limited Partner’s Interest, except in compliance with Article IV and the Investors Agreement. Each of the Limited Partners agrees that the restrictions contained in this Agreement and the Investors Agreement are fair and reasonable and in the best interest of the Partnership and the Partners.

Section 3.3 Admission of Additional Limited Partners. Any Person that acquires Interests pursuant to a Transfer of Interests to such Person by a Limited Partner in accordance with Article IV and the Investors Agreement and the other provisions of this Agreement or pursuant to an issuance to such Person by the Partnership in accordance with this Agreement, the Shareholders’ Agreement and the Investors Agreement shall automatically be admitted as a Limited Partner without further action by the Partnership or the General Partner upon signing an Addendum Agreement in the form attached hereto as Exhibit C (an “Addendum Agreement”). No other Person that acquires an Interest shall be admitted to the Partnership as an additional limited partner of the Partnership in connection with a Transfer or an issuance by the Partnership, without the consent of the General Partner.

Section 3.4 Information.

(a) No Limited Partner shall be entitled to obtain any information relating to the Partnership except as expressly provided in this Agreement or in another written agreement between the Partnership and a Limited Partner giving such Limited Partner rights to receive information from the Partnership or to the extent required by the Partnership Act and applicable Law; and to the extent a Limited Partner is so entitled to such information, such Limited Partner shall be subject to the provisions of Section 3.4(b). The General Partner shall have access to all information regarding the Partnership subject to the provisions of Section 3.4(b).

(b) Each Partner agrees that all Confidential Information shall be kept confidential by such Partner and shall not be disclosed by such Partner in any manner whatsoever; provided, however, that (i) any of such Confidential Information may be disclosed by a Partner to its managers, officers, employees and authorized representatives (including attorneys, accountants, consultants, bankers and financial advisors of such Partner) and each Partner that is a partnership for United States of America (“United States” or “U.S.”) or other tax purposes may disclose such Confidential Information to any former partners or members who retain an economic interest in such Partner, and to any current or prospective partner, limited partner, general partner, member or management company of such Partner (or any employee, attorney, accountant, consultant, banker or financial advisor or representative of any of the foregoing) (collectively, for purposes of this Section 3.4(b), “Representatives”), each of which Representatives shall be bound by the provisions of this Section 3.4(b) and shall, if requested by the Partnership, sign an undertaking agreeing to be bound by this Section 3.4(b) prior to receiving any Confidential Information, (ii) any disclosure of Confidential Information may be made by a Partner or its Representatives to the extent the Partnership consents in writing, and (iii) Confidential Information may be disclosed by any Partner or Representative in connection with the filing of any required tax return or to the extent that the Partner or its Representative has received advice from its counsel that it is legally compelled to do so, provided that in the latter case, prior to making such disclosure, the Partner or Representative, as the case may be, uses commercially reasonable efforts to preserve the confidentiality of the Confidential Information, including consulting with the General Partner regarding such disclosure and, if reasonably requested by the General Partner, assisting the Partnership, at the Partnership’s expense, in seeking a protective order to prevent the requested disclosure, and provided further that the Partner or Representative, as the case may be, discloses only that portion of the Confidential Information as is, based on the advice of its counsel, legally required.

Section 3.5 Cessation of Partnership Interest. A Partner shall automatically cease to be a Partner upon Transfer of all of such Partner’s Interests in accordance with this Agreement and the removal of such Partner’s name from the Register of Partners. Immediately upon any such Transfer, the General Partner shall cause such Partner’s name to be removed from the Register of Partners.

Section 3.6 Spouses of Partners. Spouses of the Partners that are natural persons do not become Partners as a result of such marital relationship. Each spouse of a Partner shall be required to execute a Spousal Agreement in the form of Exhibit B to evidence its agreement and consent to be bound by the terms and conditions of this Agreement as to their interest, whether as community property or otherwise, if any, in the Interests owned by such Partner.

ARTICLE IV

RESTRICTIONS ON TRANSFERS OF INTERESTS

Section 4.1 Restrictions On Transfers.

(a) Anything in this Agreement to the contrary notwithstanding, no issuance or Transfer of Interests otherwise permitted or required by this Agreement shall be made unless such issuance or Transfer is in compliance with U.S. and other federal and state securities laws, including the Securities Act and the rules and regulations thereunder, and the Partnership Act.

(b) Anything in this Agreement to the contrary notwithstanding, unless otherwise agreed to in writing by the General Partner, no Transfer of Interests otherwise permitted or required by this Agreement shall be effective unless and until any transferee who is not already a party to this Agreement (and such transferee’s spouse, if applicable) shall execute and deliver to the Partnership an Addendum Agreement in which such transferee (and such transferee’s spouse, if applicable) agrees to be bound by this Agreement and to observe and comply with this Agreement and with all obligations and restrictions imposed on the Partners hereby and thereby. Any Person who is not already a party to this Agreement and acquires Interests in accordance with the provisions of this Agreement shall be required to become a party to this Agreement by executing (together with such Person’s spouse, if applicable) an Addendum Agreement.

(c) Transfers of Interests may be made only in strict compliance with all applicable terms of this Agreement and the Investors Agreement, and any purported Transfer of Interests that does not so comply with all applicable provisions of this Agreement and the Investors Agreement shall be null and void and of no force or effect, and the Partnership shall not recognize or be bound by any such purported Transfer and shall not effect any such purported Transfer on the transfer books of the Partnership or Capital Accounts of the Partners. The parties hereto agree that the restrictions contained in this Article IV and the Investors Agreement are fair and reasonable and in the best interests of the Partnership and its Partners.

(d) All newly issued Interests shall only be issued to Persons who are or become party to this Agreement by execution of an Addendum Agreement.

(e) Transfers made in accordance with this Agreement shall be effected by such documents and instruments as are necessary to comply with the Partnership Act and other applicable Cayman Islands Law, including the Addendum Agreement or such other form of instrument of Transfer approved by the General Partner.

Section 4.2 Public Offering. Subject to Section 7.2.1(f) of the Shareholders’ Agreement and Section 2.1 of the Investors Agreement, the General Partner may, in advance of, and in order to facilitate, a public offering of securities of the Partnership, or for other reasons which the General Partner deems to be in the best interests of the Partnership, take such action to cause the Partnership to incorporate its business, or any portion thereof, or to provide for a share capital, convert in accordance with Cayman Islands Law to a company limited by shares or other capital structure as the General Partner may determine, form a subsidiary holding company and distribute its shares to the Partners, consolidate or merge with one or more of its direct or indirect subsidiaries, move the Partnership or any successor to another jurisdiction to facilitate any of the foregoing, or take such other steps as it deems necessary to create a suitable vehicle for an offering, in each such case in accordance with the Partnership Act and applicable Law (a “Conversion”); provided, that, the terms and conditions of any such Conversion will maintain the relative economic terms of and differences between the Class A Interests and the Class B Interests, and provided further that the General Partner shall use commercially reasonable methods to cause the Conversion to be achieved on a tax-efficient basis to the Limited Partners. The manner of effecting the Conversion of the Partnership shall be determined by the General Partner, consistent with Section 7.2.1(f) of the Shareholders’ Agreement and Section 2.1 of the Investors Agreement. The General Partner may also designate one or more of the direct or indirect subsidiaries of the Partnership as the vehicle(s) for such public offering consistent with Section 7.2.1(f) of the Shareholders Agreement and Section 2.1 of the Investors Agreement.

Section 4.3 Specific Performance. Each of the parties to this Agreement acknowledges that it shall be impossible to measure in money the damage to the Partnership or the Partners(s), if any of them or any transferee or any legal representative of any party hereto fails to comply with any of the restrictions or obligations imposed by this Article IV, that every such restriction and obligation is material, and that in the event of any such failure, neither the Partnership nor the Partner(s) shall have an adequate remedy at law or in damages. Therefore, each party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved party without the posting of any bond or other equity security, to compel specific performance of all of the terms of this Article IV and to prevent any Transfer of Interests in contravention of any terms of this Article IV, and waives any defenses thereto, including, without limitation, the defenses of: (i) failure of consideration; (ii) breach of any other provision of this Agreement; and (iii) availability of relief in damages. The provisions of this Section 4.3 shall terminate with respect to any Principal Investor Group upon a Qualified Public Offering.

ARTICLE V

CAPITAL CONTRIBUTIONS

Section 5.1 Initial Capital Contributions; Capital Contributions on the Date Hereof.

(a) As of the Initial Closing Date, subject to the terms and conditions set forth in this Agreement, the Partnership issued and sold to each Initial Limited Partner, and each Initial Limited Partner purchased for cash, the number of Class A Interests set forth opposite each such Person’s name on the Register of Partners as of the Initial Closing Date for the respective Capital Contribution set forth thereon opposite each such Person’s name.

(b) As of the Initial Closing Date, subject to the terms and conditions set forth in this Agreement, the Partnership issued to the General Partner the General Partner Interest in exchange for $1,000 contributed by the General Partner to the Partnership.

(c) As of the date hereof, subject to the terms and conditions set forth in this Agreement, the Partnership shall issue to each Class A Limited Partner, and each Class A Limited Partner shall acquire for cash or Freescale shares, the number of Class A Interests set forth opposite each such Person’s name on Schedule A hereto for the respective contribution amount set forth opposite each such Person’s name on Schedule A.

(d) As of the date hereof, subject to the terms and conditions set forth in this Agreement and any applicable Management Equity Award Agreement, the Partnership shall issue to each Class B Limited Partner, and each Class B Limited Partner shall receive, the number of Class B Interests set forth opposite each such Person’s name on the signature pages hereto.

Section 5.2 Additional Contributions. No Partner shall be required to make any additional Capital Contribution without the consent of such Partner.

Section 5.3 Return of Contributions. Except as otherwise provided in Article VII, (a) a Partner is not entitled to the return of any part of its Capital Contributions or to be paid interest in respect of either its Capital Account or its Capital Contributions, (b) an unrepaid Capital Contribution is not a liability of the Partnership or of any Partner, and (c) a Partner is not required to contribute or to lend any cash or property to the Partnership to enable the Partnership to return any Partner’s Capital Contributions.

Section 5.4 Capital Account. A separate capital account (a “Capital Account”) shall be established and maintained for each Partner. The Capital Account of each Partner shall be credited with such Partner’s Capital Contributions, if any, all items of income and gain allocated to such Partner pursuant to Section 8.1 and any items of income or gain which are specially allocated pursuant to Section 8.2; and shall be debited with all items of loss and deduction allocated to such Partner pursuant to Section 8.1, any items of loss or deduction of the Partnership specially allocated to such Partner pursuant to Section 8.2, and all cash and the Book Value of any property (net of liabilities assumed by such Partner and the liabilities to which such property is subject) distributed by the Partnership to such Partner. To the extent not provided for in the preceding sentence, the Capital Accounts of the Partners shall be adjusted and maintained in accordance with the rules of Treasury Regulations Section 1.704-1(b)(2)(iv), as the same may be amended or revised. Any references in any section of this Agreement to the Capital Account of a Partner shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above. In the event of any transfer of any Interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest

Section 5.5 Issuance of Interests. Subject to the terms of this Agreement, the Shareholders’ Agreement and the Investors Agreement, the General Partner may issue Interests hereunder on such terms as it sees fit and any such issuance and the consequent admission of any new Limited Partners shall not require the consent of any Limited Partner.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.1 Partners’ Representations and Warranties. Each Partner represents and warrants to the Partnership and the other Partners that, as of the date hereof:

(a) such Partner has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery, and performance by such Partner of this Agreement have been duly authorized by all necessary action;

(b) this Agreement has been duly and validly executed and delivered by such Partner and constitutes the binding obligation of such Partner enforceable against such Partner in accordance with its terms, subject to Creditors’ Rights;

(c) the execution, delivery, and performance by such Partner of this Agreement will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of Law to which such Partner is subject, (ii) violate any order, judgment, or decree applicable to such Partner, or (iii) conflict with, or result in a breach or default under, any agreement or instrument to which such Partner is a party or any term or condition of its certificate of incorporation or by-laws, certificate of limited partnership or partnership agreement, or certificate of formation or limited liability company agreement, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Partner’s ability to satisfy its obligations hereunder;

(d) no consent, approval, permit, license, order or authorization of, filing with, or notice or other action to, with or by any Governmental Authority or any other Person, is necessary, on the part of such Partner to perform its obligations hereunder or to authorize the execution, delivery and performance by such Partner of its obligations hereunder, except where such consent, approval, permit, license, order, authorization, filing or notice would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Partner’s ability to satisfy its obligations hereunder or under any agreement or other instrument to which such Partner is a party; and

(e) such Partner is acquiring the Interests for investment and not with a view toward any resale or distribution thereof except in compliance with the Securities Act; such Partner is not a member of the public in the Cayman Islands; such Partner acknowledges that the Interests have not been registered pursuant to the Securities Act and may not be transferred in the absence of such registration or an exemption therefrom under the Securities Act; and such Partner has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks of its investment in the Interests and is capable of bearing the economic risks of the transactions contemplated by this Agreement, the Investors Agreement, the applicable Management Equity Award Agreements and the other agreements contemplated by this Agreement (the “Transaction Documents”).

Section 6.2 Management Limited Partners’ Additional Representations and Warranties. Each Management Limited Partner further represents and warrants to the Partnership and other Partners that, as of the date hereof:

(a) the Management Limited Partner’s financial situation is such that such Management Limited Partner can afford to bear the economic risk of holding the Interests for an indefinite period of time, has adequate means for providing for the Management Limited Partner’s current needs and personal contingencies, and can afford to suffer a complete loss of the Management Limited Partner’s investment in the Interests;

(b) the Management Limited Partner’s knowledge and experience in financial and business matters are such that the Management Limited Partner is capable of evaluating the merits and risks of the investment in the Interests;

(c) the Management Limited Partner understands that the Interests are a speculative investment which involves a high degree of risk of loss of such Management Limited Partner’s investment therein, there are substantial restrictions on the transferability of the Interests and, on the date on which such Management Limited Partner acquires such Interests and for an indefinite period following such date, there will be no public market for the Interests and, accordingly, it may not be possible for the Management Limited Partner to liquidate the Management Limited Partner’s investment including in case of emergency, if at all;

(d) the terms of the Investors Agreement provide that if the Employment of a Management Limited Partner ceases, such Management Limited Partner’s Interests may be forfeited or the Partnership and the Principal Investor Groups may have the right to repurchase the Interests at a price equal to the lower of Cost or Fair Market Value thereof;

(e) the Management Limited Partner understands and has taken cognizance of all the risk factors related to the acquisition of the Interests and, other than as set forth in this Agreement, no representations or warranties have been made to the Management Limited Partner or the Management Limited Partner’s representatives concerning the Interests, the Partnership, the Partnership’s Affiliates or their respective prospects or other matters;

(f) the Management Limited Partner has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Partnership and its representatives concerning the Partnership and its subsidiaries, the Transactions, this Agreement, the Partnership’s organizational documents and the terms and conditions of the purchase of the Interests and to obtain any additional information which the Management Limited Partner deems necessary;

(g) all information which the Management Limited Partner has provided to the Partnership and the Partnership’s representatives concerning the Management Limited Partner and the Management Limited Partner’s financial position is complete and correct as of the date of this Agreement; and

(h) the Management Limited Partner has reviewed the default, forfeiture and mandatory repurchase provisions of this Agreement, the Investors Agreement and each Management Equity Award Agreement entered into by it and acknowledges that (i) such Management Limited Partner’s acceptance of such provisions is a precondition to admission as a Management Limited Partner and (ii) such provisions are reasonable.

ARTICLE VII

DISTRIBUTIONS

Section 7.1 Distributions. Subject in each case to restrictions imposed by Law, distributions to the Partners with respect to the Interests shall be made by the Partnership as follows:

(a) During the term of the Partnership (including upon the dissolution and winding up of the Partnership), cash or other property available for distribution may be distributed from time to time as the General Partner may determine, but any such distribution shall be made in the following order of priority:

(i) First, to the General Partner until the General Partner has received $1,000 pursuant to all distributions under this Section 7.1;

(ii) Second, pro rata to each holder of Class A Interests based on its Percentage Interest of Class A Interests until such Class A Limited Partner has received an aggregate amount under this Section 7.1(a)(ii) equal to its Capital Contributions; and

(iii) Third, so long as each Class A Limited Partner has received an aggregate amount under Section 7.1(a)(ii) equal to its Capital Contributions, pro rata to each holder of Class A Interests and Vested Class B Interests based on its Percentage Interest of Class A Interests and Vested Class B Interests, treated as a single class.

(b) Notwithstanding anything to the contrary, Management Limited Partners shall be entitled to receive priority catch up payments in respect of Class B Interests that have become Vested Class B Interests and which did not participate in earlier distributions. Accordingly, at the time of any distribution, a Catch Up Payment (as defined below) shall be paid to each of the Management Limited Partners holding Newly Classified Vested Interests (as defined below) as a priority distribution before payment of any amounts are distributed to the other Limited Partners pursuant to Section 7.1(a)(iii); provided that once the applicable Catch Up Payment is paid in full to an individual in respect of the applicable Newly Classified Vested Interests such individual shall no longer have a right to receive any Catch Up Payment under this Agreement in respect of the applicable Newly Classified Vested Interests. For purposes of this Agreement, (i) “Catch Up Payment” means, with respect to the individuals holding Newly Classified Vested Interests, the aggregate incremental amount (in excess of actual receipts) that such Management Limited Partner would have received pursuant to Section 7.1(a)(iii) pursuant to any and all prior distributions to the Management Limited Partners if such Management Limited Partner’s Newly Classified Vested Interests had been considered Vested Class B Interests at the time of any such distribution and (ii) “Newly Classified Vested Interests” shall mean Class B Interests (a) which became Vested Class B Interests since the time of any prior distribution and (b) for which the applicable Catch Up Payment has not yet been made.

(c) All distributions made under this Section 7.1 shall be made to the Partners of record on the record date established by the General Partner or, in the absence of any such record date, to the Partners owning the applicable Interests on the date of the distribution.

(d) Holders of Unvested Class B Interests shall not receive any distributions under this Section 7.1.

Section 7.2 Tax Distributions. If the General Partner reasonably determines that the taxable income of the Partnership for a taxable year will give rise to taxable income for the Partners (after giving effect to any net cumulative taxable losses from prior taxable years

(“Net Taxable Income”)), the General Partner shall cause the Partnership to distribute, from cash available for distribution (if any) amounts for purposes of allowing the Partners to fund their respective (actual or assumed) income tax liabilities (the “Tax Distributions”). The Tax Distributions with respect to any taxable year shall be computed based upon the General Partner’s estimate of the Net Taxable Income, multiplied by the Applicable Tax Percentage (the “Tax Amount”) and shall be paid only to the extent previous distributions pursuant to Section 7.1 with respect to such taxable year are insufficient to cover the Tax Amount for such taxable year. Tax Distributions shall be distributed to the Partners on a pro rata basis in accordance with their respective participations in such Net Taxable Income, and shall be treated in all respects as advances of subsequent distributions pursuant to Section 7.1. Notwithstanding anything to the contrary in this Section 7.2, holders of Unvested Class B Interests shall not receive any Tax Distributions with respect to Unvested Class B Interests.

Section 7.3 Section 83(b) Election. Within 30 days after acquiring any Interests (other than Class A Interests), each Management Limited Partner shall make an election with the Internal Revenue Service (“IRS”) under Section 83(b) of the Code (or any similar provision under other tax Laws applicable to the Management Limited Partner) and the regulations promulgated thereunder (an “83(b) Election”) in the form of Exhibit D attached hereto. Each Management Limited Partner shall submit such 83(b) Election to the IRS within 30 calendar days after acquiring the Interests and shall promptly send a copy to the Partnership.

Section 7.4 Payments. Unless otherwise approved by the General Partner, all Capital Contributions and other amounts transferred to the Partnership by a Limited Partner and all distributions made to each Limited Partner pursuant to this Agreement shall be paid from and to, as applicable, a bank account in the name of the Limited Partner held with a United States bank, or a banking institution organized within a jurisdiction, territory or region approved by the Financial Action Task Force and a Schedule 3 jurisdiction under the Cayman Islands Money Laundering Regulations (2006 Revision).

ARTICLE VIII

ALLOCATIONS

Section 8.1 Allocations of Profits and Losses. Except as otherwise provided in this Agreement, Profits and Losses and to the extent necessary, individual items of income, gain or loss or deduction of the Partnership shall be allocated in a manner such that the Capital Account of each Partner after giving effect to the Special Allocations set forth in Section 8.2 is, as nearly as possible, equal (proportionately) to (i) the distributions that would be made pursuant to Section 7.1 if the Partnership were dissolved, its affairs wound up and its assets sold for cash equal to their Book Value, all Partnership liabilities were satisfied (limited with respect to each non-recourse liability to the Book Value of the assets securing such liability) and the net assets of the Partnership were distributed in accordance with Section 7.1 to the Partners immediately after making such allocation, minus (ii) such Partner’s share of Partner Minimum Gain and Partner Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets.

Section 8.2 Special Allocations. Notwithstanding any other provision in this Article VIII:

(a) Minimum Gain Chargeback. If there is a net decrease in Partner Minimum Gain or Partner Nonrecourse Debt Minimum Gain (determined in accordance with the principles of Treasury Regulations Sections 1.704-2(d) and 1.704-2(i)) during any Partnership taxable year, the Partners shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5). The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f). This Section 8.2(a) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and shall be interpreted consistently therewith; including that no chargeback shall be required to the extent of the exceptions provided in Treasury Regulations Sections 1.704-2(f) and 1.704-2(i)(4).

(b) Qualified Income Offset. If any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in such Partner’s Adjusted Capital Account Balance created by such adjustments, allocations or distributions as promptly as possible; provided, that an allocation pursuant to this Section 8.2(b) shall be made only to the extent that a Partner would have a deficit Adjusted Capital Account Balance in excess of such sum after all other allocations provided for in this Article VIII have been tentatively made as if this Section 8.2(b) were not in this Agreement. This Section 8.2(b) is intended to comply with the “qualified income offset” requirement of the Code and shall be interpreted consistently therewith.

(c) Gross Income Allocation. If any Partner has a deficit Capital Account at the end of any taxable year which is in excess of the sum of (i) the amount such Partner is obligated to restore, if any, pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 8.2(c) shall be made only if and to the extent that a Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article VIII have been tentatively made as if Section 8.2(b) and this Section 8.2(c) were not in this Agreement.

(d) Nonrecourse Deductions. Nonrecourse Deductions shall be allocated to the Partners ratably in accordance with such Partners’ Interests.

(e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated to the Partner who bears the economic risk of loss with respect to the liability to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(j).

(f) Creditable Foreign Taxes. Creditable Foreign Taxes for any taxable period attributable to the Partnership, or an entity owned directly or indirectly by the Partnership, shall be allocated to the Partners in proportion to the partners’ distributive shares of income (including income allocated pursuant to Section 704(c) of the Code) to which the Creditable Foreign Tax relates (under principles of Treasury Regulations Section 1.904-6). The provisions of this Section 8.2(f) are intended to comply with the provisions of Temporary Treasury Regulations Section 1.704-1T(b)(4)(xi), and shall be interpreted consistently therewith.

(g) Ameliorative Allocations. Any special allocations of income or gain pursuant to Sections 8.2(b) or 8.2(c) hereof shall be taken into account in computing subsequent allocations pursuant to Section 8.1 and this Section 8.2(g), so that the net amount of any items so allocated and all other items allocated to each Partner shall, to the extent possible, be equal to the net amount that would have been allocated to each Partner if such allocations pursuant to Sections 8.2(b) or 8.2(c) had not occurred.

(h) Special Allocations to Holders of Unvested Class B Interests. Except as otherwise provided in this Section 8.2, Profits and Losses and to the extent necessary, individual items of income, gain, loss or deduction of the Partnership shall be specially allocated to holders of Unvested Class B Interests that do not hold any Vested Class B Interest to the same extent such items would have been allocated to such holders if Section 7.1(a)(ii) was amended to replace “Vested Class B Interests” with “Class B Interests” whenever it appears therein and each holder of Unvested Class B Interests had a Percentage Interest equal to the product of (i) 10% and (ii) such holder’s Percentage Interest.

Section 8.3 Income Tax Allocations. For income tax purposes, each item of income, gain, loss and deduction of the Partnership shall be allocated among the Partners in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Account purposes; provided, that in the case of any asset the Book Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (in any manner determined by the General Partner) so as to take account of the difference between Book Value and adjusted basis of such asset; provided further that (i) in the case of any disposition of assets by the Partnership in exchange for cash, the General Partner shall use its commercially reasonable efforts to structure such disposition so that the amount of income or gain allocated to the Contributing Partners in accordance with the principles of Section 704(c) of the Code shall be no more than the amount of income or gain that would have been allocated to such Contributing Partners in accordance with the principles of Section 704(c) of the Code if the fair market value of Contributed Shares disposed of by the Partnership with respect to any Contributing Partner was equal to the product of (A) the fair market value of all assets held by the Partnership immediately prior to such disposition and (B) the percent of sale proceeds that would be distributed to such Contributing Partner under Section 7.1 upon a distribution of all the sale proceeds immediately following such disposition and (ii) in the case of any other disposition of assets by the Partnership, the General Partner shall use its commercially reasonable efforts to structure such disposition so that no income or gain shall be allocated to the Contributing Partners in accordance with the principles of Section 704(c) of the Code. For purposes of the immediately preceding sentence, if the Partnership would be required by the underwriters in an initial public offering of its subsidiary to contribute the Contributed Shares to such subsidiary in a transaction that would result in allocation of income or gain to Contributing Partners in accordance with the principles of Section 704(c) of the Code, “commercially reasonable efforts” shall include the Partnership asking the underwriters to permit a secondary public offering of such subsidiary’s shares in an amount which shall provide enough funds to the Contributing Partners to finance their tax liability as a result of such allocation of income or gain.

ARTICLE IX

MANAGEMENT OF THE PARTNERSHIP

Section 9.1 Management.

(a) Except as otherwise expressly provided herein, the General Partner shall have the exclusive right to manage the business of the Partnership pursuant to the terms of this Agreement, the Shareholders’ Agreement and the Investors Agreement, and shall have all powers and rights necessary or advisable to effectuate and carry out the purposes and business of the Partnership and, in general, all powers permitted to be exercised by a general partner under the Partnership Act (without any vote or consent of any Limited Partner, except as expressly provided herein).

(b) Except as expressly authorized by the General Partner, no other Partner shall have the power to act for, transact business on behalf of or bind the Partnership or take part in the management of the business of the Partnership.

(c) Subject to the restrictions in the Shareholders’ Agreement and the Partnership Act, the General Partner shall not be obligated to abstain from acting on any matter (or act in any particular manner) because of any interest (or conflict of interest) of such General Partner (or any Affiliate thereof) in such matter.

(d) Freescale Holdings GP Ltd. shall serve as the General Partner unless and until a successor or substitute General Partner is appointed by the General Partner.

(e) Subject to the direction of the General Partner, the day-to-day administration of the business of the Partnership may be carried out by employees and agents of the General Partner who may be designated as officers, with titles including but not limited to

“chairman,” “vice chairman,” “managing director,” “principal,” “president,” “vice president,” “treasurer,” “assistant treasurer,” “secretary,” “assistant secretary,” “general manager,” “director” and “chief financial officer,” as and to the extent authorized by the General Partner. The officers of the General Partner shall have such titles and powers and perform such duties as shall be determined from time to time by the General Partner. Any number of offices may be held by the same Person.

(f) Each Partner agrees that, except as otherwise expressly provided herein and to the fullest extent permitted by applicable law, any action of or relating to the Partnership by the General Partner as provided herein shall bind each Partner.

Section 9.2 Reliance by Third Parties. Notwithstanding any other provision of this Agreement to the contrary, any Person dealing with the Partnership shall be entitled to rely exclusively on the representations of the General Partner as to its power and authority to enter into arrangements and shall be entitled to deal with the General Partner as if it were the sole party in interest therein, both legally and beneficially. In no event shall any Person dealing with the General Partner or the General Partner’s representative with respect to any business or property of the Partnership be obligated to ascertain that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expedience of any act or action of the General Partner or the General Partner’s representative; and every Contract or other document executed by the General Partner or the General Partner’s representative with respect to any business or property of the Partnership shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and/or delivery thereof this Agreement was in full force and effect, (b) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership and (c) the General Partner or the General Partner’s representative was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.

Section 9.3 Compensation and Reimbursement of General Partner.

(a) Except as provided in this Section 9.3 or otherwise in this Agreement, the General Partner shall not be compensated for its services as general partner of the Partnership.

(b) The General Partner shall be reimbursed for all expenses, disbursements and advances incurred or made on behalf of the Partnership, and other expenses necessary or appropriate to the conduct of the Partnership’s business and allocable to the Partnership.

Section 9.4 Certain Duties and Obligations of the Partners; Exculpation; Indemnity.

(a) No Partner shall take, or cause to be taken, any action that would result in any other Partner having any personal liability for the obligations of the Partnership.

(b) To the fullest extent permitted by applicable law, no Partner or any Affiliate of any Partner or their respective members, officers, directors, employees, agents, stockholders or partners nor any Person who serves at the specific request of the General Partner on behalf of the Partnership as a partner, member, officer, director, employee or agent of any other entity (each, an “Indemnitee”) will be liable to the Partnership or to any Partner for any act performed or omission made by such Person in connection with this Agreement or the matters contemplated herein, unless such act or omission resulted from Gross Negligence, fraud, a willful breach of this Agreement or a willful illegal act. To the extent that an Indemnitee has, at law or in equity, duties and liabilities relating to the Partnership, any Limited Partner or any other Person bound by the terms of this Agreement, such Indemnitee, acting in accordance with this Agreement shall not, to the maximum extent permitted under applicable law, be liable to the Partnership or to any such Limited Partner or other Person for its good faith reliance on the provisions of this Agreement. To the extent that, at law or in equity, the General Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to another Partner, the General Partner acting under the Agreement shall not be liable to the Partnership or to any such other Partner for its good faith reliance on the provisions of this Agreement. To the extent permitted by Law, the provisions of this Agreement, to the extent that they expand or restrict the duties and liabilities of the General Partner otherwise existing at law or in equity, are agreed by the Partners to be modified to the extent of such other duties and liabilities of the General Partner.

(c) To the maximum extent permitted under applicable Law, whenever an Indemnitee is permitted or required to make a decision or take an action or omit to do any of the foregoing: (i) in its “sole discretion” or “discretion” or under a similar grant of authority or latitude or without an express standard of behavior (including, without limitation, standards such as “reasonable” or “good faith”), such Indemnitee shall be entitled to consider only such interests and factors, including its own, as it desires, and shall have no duty or obligation to consider any other interests or factors whatsoever, or (ii) with an express standard of behavior (including, without limitation, standards such as “reasonable” or “good faith”), then the Indemnitee shall comply with such express standard but, to the maximum extent permitted under applicable law, shall not be subject to any other or additional standard imposed by this Agreement or applicable law.

(d) Each Indemnitee may consult with legal counsel, financial advisors and accountants selected by it and any act or omission suffered or taken by it on behalf of the Partnership or in furtherance of the interests of the Partnership in good faith in reliance upon and in accordance with the advice of such counsel, financial advisors or accountants will be full justification for any such act or omission, and each such Indemnitee will be fully protected in so acting or omitting to act, provided that such counsel, financial advisors or accountants were selected with reasonable care.

(e) The Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless any Indemnitee (and their respective heirs and legal and personal representatives) who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Partnership), by reason of any actions or omissions or alleged acts or omissions arising out of such Person’s activities either on behalf of the Partnership or in furtherance of the interests of the Partnership or arising out of or in connection with the Partnership, against all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) of any nature whatsoever, known or unknown, liquidated or unliquidated, that are incurred by any Indemnitee and arise out of or in connection with such action, suit or proceeding; provided, further, that such indemnification shall be out of Partnership assets only, and that no Limited Partner shall be required to return any previously received distribution to fund such indemnification in any circumstances; provided, that such Person was not guilty of Gross Negligence, fraud, a willful breach of this Agreement or a willful illegal act; provided further, that any Person entitled to indemnification from the Partnership hereunder shall first seek recovery under any other indemnity or any insurance policies by which such Person is indemnified or covered, as the case may be, but only to the extent that the indemnitor with respect to such indemnity or the insurer with respect to such insurance policy provides (or acknowledges its obligation to provide) such indemnity or coverage on a timely basis, as the case may be, and, if such Person is other than the General Partner, such Person shall obtain the written consent of the General Partner prior to entering into any compromise or settlement which would result in an obligation of the Partnership to indemnify such Person. The General Partner shall have the Partnership purchase, at the Partnership’s expense, insurance to insure the Partnership and the Partners against liability in connection with the activities of the Partnership.

(f) The right to indemnification conferred in this Section 9.4 shall include the right to be paid or reimbursed by the Partnership the expenses incurred by a Person of the type entitled to be indemnified under Section 9.4(c) who was, is or is threatened to be made a named defendant or respondent in a proceeding in advance of the final disposition of the proceeding and without any determination as to the Person’s ultimate entitlement to indemnification. Such expenses shall, at the request of the Person entitled to be indemnified under Section 9.4(c), be advanced by the Partnership on behalf of such Person in advance of the final disposition of a proceeding so long as such Person shall have provided the Partnership with a written undertaking, by or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified Person is not entitled to be indemnified under this Section 9.4 or otherwise.

(g) The right of any Indemnitee to the indemnification provided herein is cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as a matter of law or equity, and extend to such Indemnitee’s successors, assigns and legal representatives.

Section 9.5 No Recourse Agreement. Neither the Partnership nor any of its Subsidiaries shall enter into any agreement which shall provide for recourse to any Limited Partner. No recourse to (a) any assets or properties of any members, partners or shareholders of any Limited Partner (or any person that controls such member, partner or shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”)), (b) any Affiliate of any Limited Partner or (c) any incorporators, officers, directors, partners, members or employees of any Limited Partner shall be had and no judgment relating to the obligations of any Limited Partner under this Agreement or the Transaction Documents (except to the extent any such Person expressly is individually liable thereunder) or for any payment obligations under this Agreement or the Transaction Documents (except to the extent any such Person expressly is individually liable thereunder), or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by the Partnership or any Partner against any direct or indirect member, partner, shareholder, incorporator, employee or Affiliate, past, present or future, of any Limited Partner.

ARTICLE X

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 10.1 Limitation of Liability. No Limited Partner, in such capacity, shall have any liability under this Agreement, or for the debts, liabilities or obligations of the Partnership, except as provided in the Partnership Act.

Section 10.2 Management of the Business. No Limited Partner (other than the General Partner or its directors, managers, partners, officers, employees or agents in their capacity as such, if such Person shall also be a Limited Partner) shall take part in the operation, management or control of the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any business by a General Partner or any director, manager, partner, officer, employee or agent of a General Partner in its capacity as such shall not affect, impair or eliminate the limitations on the liability of any Limited Partner under this Agreement.

ARTICLE XI

TAXES

Section 11.1 Tax Matters Partner. The General Partner shall be the initial “tax matters partner” within the meaning of Section 6231(a)(7) of the Code (the “Tax Matters Partner”). The Tax Matters Partner shall determine in its reasonable discretion the appropriate treatment of each item of income, gain, loss, deduction and credit of the Partnership and the accounting methods and conventions under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of any such item or any other method or procedure related to the preparation of such tax returns. The Tax Matters Partner shall have all of the rights, duties, powers and obligations provided for in Sections 6221 through 6232 of the Code. The Partnership intends to file as a partnership for U.S. federal, state and local income tax purposes, except where otherwise required by Law. All elections required or permitted to be made by the Partnership, and all other tax decisions and determinations relating to U.S. federal, state or local tax matters of the Partnership, shall be made by the Tax Matters Partner, in consultation with the Partnership’s attorneys and/or accountants. As appropriate, the Tax Matters Partner shall prepare a schedule allocating basis to all the assets of the Partnership under Code Sections 755 and 1060. Tax audits, controversies and litigations shall be conducted under the direction of the Tax Matters Partner. As soon as reasonably practicable after the end of each taxable year but not later than 75 days after the end of each taxable year, the Partnership shall send to each Partner a copy of U.S. Internal Revenue Service Schedule K-1, and any comparable statements required by applicable state or local income tax Law, with respect to such taxable year. The Partnership also shall provide the Partners with such other information as may be reasonably requested for purposes of allowing the Partners to prepare and file their own tax returns. The Partnership shall bear the cost of the preparation and filing of its tax returns with respect to the Partnership and its Subsidiaries, but shall not bear any additional costs related primarily to any specific Partner. The Tax Matters Partner shall inform each other Partner of all significant matters that may come to its attention in its capacity as Tax Matters Partner by giving notice thereof as soon as reasonably practicable after becoming aware thereof and, within that time, shall forward to each other Partner copies of all significant written communications it may receive in that capacity.

Section 11.2 Information Rights. The Partnership agrees to provide to the Class A Limited Partners such information as the Class A Limited Partners reasonably request from time to time in order to (i) permit the Class A Limited Partners to comply with any applicable information reporting obligations resulting from the Class A Limited Partners’ investment in the Partnership and (ii) determine whether any majority-owned Subsidiary of the Partnership (based on vote or value) is or has been, or the consequences to the applicable Class A Limited Partners, as the case may be, if any Subsidiary of the Partnership becomes, a “passive foreign investment company,” a “controlled foreign corporation,” a corporation whose income is required to be taken into account by the Class A Limited Partners, and, at the request of the Class A Limited Partners, cooperate with the Class A Limited Partners in making, or permitting the applicable Class A Limited Partners to make, any election permitted under the Code that does not have a material adverse tax effect to the other Partners. The Partnership shall also use reasonable commercial efforts to provide such information as the Class A Limited Partners reasonably request for the foregoing purposes with respect to minority-owned Subsidiaries of the Partnership.

Section 11.3 Tax Withholding. To the extent the Partnership is required by law to withhold or to make tax payments on behalf of or with respect to any Partner (“Tax Advances”), the Partnership may withhold such amounts and make such tax payments as so required. All Tax Advances made on behalf of a Partner shall be repaid by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Partner or, if such distributions are not sufficient for that purpose, by so reducing the proceeds of liquidation otherwise payable to such Partner. If a distribution to a Partner is actually reduced as a result of a Tax Advance, for all other purposes of this Agreement such Partner shall be treated as having received the amount of the distribution that is reduced by the Tax Advance. Each Partner hereby agrees to indemnify and hold harmless the Partnership and the other Partners from and against any liability (including, without limitation, any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Partner.

Section 11.4 Investment Limitations.

(a) The Partnership shall use its reasonable best efforts to conduct its affairs so that (i) no Partner (or any Affiliate of a Partner) shall be deemed to have “unrelated business taxable income” within the meaning of Sections 511-514 of the Code solely as a consequence of the Partnership’s activities and operations and (ii) neither the Partnership or any Partner shall be deemed to have a permanent establishment in a country other than the United States solely as a consequence of a Partner’s interest in the Partnership.

(b) The Partnership shall use its reasonable best efforts to conduct its investment activities in a manner such that those activities will not cause the Partnership to (i) be engaged in a trade or business within the United States for purposes of Sections 871, 872(a)(2), 875, 881, 882, 884(d)(1) or 1446 of the Code, (ii) be engaged in a commercial activity for purposes of Section 892 of the Code, or (iii) invest in U.S. real property interest within the meaning of Section 897 of the Code.

Section 11.5 Tax Treatment of Class B Interests. The Partnership and the Class B Limited Partners shall treat the Class B Interests as profits interests for United States federal income tax purposes in accordance with the provisions of IRS Rev. Proc. 93-27, as clarified by IRS Rev. Proc. 2001-43, and shall not take any position that is inconsistent with such characterization.

ARTICLE XII

MANAGEMENT LIMITED PARTNERS

Section 12.1 Management Interests.

Management Interests shall be held subject to the terms and conditions of the Investors Agreement and any applicable Management Equity Award Agreement which will include vesting conditions applicable to such Interests.

Section 12.2 Voting; Power of Attorney.

(a) Except as otherwise provided herein or in the Partnership Act, only the holders of Class A Interests will be entitled to vote on any matters requiring a vote, consent or other action of the Limited Partners. Any action shall be authorized if the affirmative vote of the holders of a majority of the Class A Interests present at a meeting at which a quorum is present shall be obtained. Prior to the Lapse Date, to the extent any class of Interests is required or eligible to vote with respect to any matter (including Class A Interests or any other class), each Management Limited Partner shall vote all of its eligible Management Interests in any manner directed by the General Partner.

(b) Each Management Limited Partner hereby constitutes and appoints the General Partner (and any member of the board of directors of the General Partner acting at the direction of a valid majority of such board), with full power of substitution, as such Person’s true and lawful agent and attorney in fact, with full power and authority in such Person’s name, place and stead, (i) to, prior to the Lapse Date, vote for or against in respect of any matter pursuant to which such Management Limited Partner is eligible to vote its Interests and (ii) to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof in accordance with the terms hereof which the General Partner or such member deems appropriate or necessary to form, qualify, or continue the qualification of, the Partnership as a limited partnership in the Cayman Islands and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all instruments which the General Partner or such member deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the General Partner or such member deems appropriate or necessary to reflect the dissolution of the pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, withdrawal or substitution of any Partner pursuant to the terms hereof. The foregoing power of attorney is irrevocably given by way of securing such Management Limited Partner’s obligations hereunder, and shall survive and not be affected by the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Management Limited Partner and the Transfer of all or any portion of such Management Limited Partner’s Interests and shall extend to such Management Limited Partner’s heirs, successors, assigns and personal representatives.

ARTICLE XIII

BOOKS AND BANK ACCOUNTS

Section 13.1 Maintenance of Books. The General Partner shall keep or cause to be kept at the Partnership’s principal place of business complete and accurate books and records of the Partnership and supporting documentation of the transactions with respect to the conduct of the Partnership’s business. The records shall include, but not be limited to, complete and accurate information regarding the state of the business and financial condition of the Partnership; a copy of this Agreement and all amendments thereto; the current list of the names and last known business, residence, or mailing addresses of all Partners; and the Partnership’s U.S. federal, state, and local tax returns for the Partnership’s six most recent tax years.

Section 13.2 Accounts. The General Partner shall maintain a register of the Partners’ interests in the Partnership at the registered office of the Partnership, setting forth the name and address of each Partner, the amount and date of each Capital Contribution by a Partner and the amount and date of any payment representing a return of any part of the contribution of any Partner and shall maintain a register of mortgages created by the Limited Partners over their interest in the Partnership at the registered office of the Partnership in accordance with Section 7(7)(b) of the Partnership Act.

ARTICLE XIV

DISSOLUTION, WINDING-UP AND TERMINATION

Section 14.1 Dissolution of the Partnership.

(a) The Partnership shall be dissolved, and its affairs shall be wound up and a Section 15 (1) Notice of Dissolution shall be filed with the Registrar pursuant to the Partnership Act upon the first to occur of the following (each a “Dissolution Event”): (i) the General Partner determines to dissolve the Partnership, (ii) at any time when there are no Limited Partners or (iii) the entry of a decree of judicial dissolution of the Partnership under the Partnership Act. The dissolution, resignation, expulsion or bankruptcy of any Limited Partner or, save as provided below, the General Partner, shall not cause the dissolution of the Partnership.

(b) The removal, withdrawal, bankruptcy, insolvency, termination or dissolution of the last remaining General Partner of the Partnership being either an individual resident in the Cayman Islands or a company registered under the Companies Law (as revised) of the Cayman Islands or registered pursuant to Part IX of the Companies Law (as revised) of the Cayman Islands or a partnership registered pursuant to section 9(1) of the Partnership Act shall dissolve the partnership unless the Limited Partners unanimously agree to continue the Partnership and appoint a new General Partner who is either an individual resident in the Cayman Islands or a company registered under the Companies Law (as revised) of the Cayman Islands or registered pursuant to Part IX of the Companies Law (as revised) of the Cayman Islands or a partnership registered pursuant to section 9(1) of the Partnership Act within 90 days thereof.

Section 14.2 Winding-up and Termination. On the occurrence of a Dissolution Event, the General Partner (or, if there is no General Partner, the Limited Partners holding a majority of the outstanding Class A Interests, taken together as a single class) shall select one or more Persons to act as liquidator or may itself act as liquidator. The liquidator shall proceed diligently to wind up the affairs of the Partnership and make final distributions as provided herein and in the Partnership Act. The costs of winding up shall be borne as a Partnership expense, including reasonable compensation to the liquidator. Until final distribution, the liquidator shall continue to operate the Partnership properties with all of the power and authority of the General Partner. Subject to the terms in the Partnership Act, the steps to be accomplished by the liquidator are as follows:

(a) as promptly as possible after dissolution and again after final winding up, the liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Partnership’s assets, liabilities, and operations;

(b) the liquidator shall pay, satisfy or discharge from Partnership funds all of the debts, liabilities and obligations of the Partnership or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine); and

(c) all remaining assets of the Partnership shall be distributed to the Partners as follows; provided, however, that the liquidator shall use reasonable best efforts to distribute cash to Partners:

(i) the liquidator may sell any or all Partnership property, including to Partners, and any resulting gain or loss from each sale shall be computed and allocated to the Capital Accounts of Partners in accordance with the provisions of Article VIII;

(ii) with respect to all Partnership property that has not been sold, the fair market value of that property shall be determined and the Capital Accounts of Partners shall be adjusted to reflect the manner in which the unrealized income, gain, loss, and deduction inherent in property that has not been reflected in the Capital Accounts previously would be allocated among Partners if there were a taxable disposition of that property for the fair market value of that property on the date of distribution; and

(iii) Partnership property shall be distributed among the Partners in accordance with Section 7.1, and those distributions shall be made by the end of the taxable year of the Partnership during which the liquidation of the Partnership occurs (or, if later, 90 days after the date of the liquidation).

All distributions in kind to Partners shall be made subject to the liability of each distributee for costs, expenses, and liabilities theretofore incurred or for which the Partnership has committed prior to the date of termination and those costs, expenses, and liabilities shall be allocated to the distributee pursuant to this Section 14.2. The distribution of cash and/or property to a Partner in accordance with the provisions of this Section 14.2 constitutes a complete return to the Partner of its Capital Contributions and a complete distribution to the Partner with respect to its Interests of all the Partnership’s property and constitutes a compromise to which all Partners have consented. To the extent that a Partner returns funds to the Partnership, it has no claim against any other Partner for those funds.

Section 14.3 Deficit Capital Accounts. No Partner shall be required to pay to the Partnership, to any other Partner or to any third party any deficit balance which may exist from time to time in the Partner’s Capital Account.

Section 14.4 Dissolution. On completion of the distribution of Partnership assets as provided herein, the General Partner or the liquidators (or such other Person or Persons as the Partnership Act may require or permit) shall file such documents and take such other actions as may be necessary to terminate the existence of the Partnership. Upon satisfaction of all applicable matters required under the Partnership Act, the existence of the Partnership shall cease, except as may be otherwise provided by the Partnership Act or other applicable Law.

ARTICLE XV

WITHDRAWAL OF PARTNERS

Section 15.1 Withdrawal of General Partner. The General Partner covenants and agrees that it will not withdraw as the General Partner of the Partnership for the term of the Partnership except as permitted under this Agreement.

Section 15.2 Withdrawal of Limited Partners. No Limited Partner shall have any right to withdraw from the Partnership except as permitted under this Agreement. No Limited Partner shall be entitled to receive any distribution from the Partnership for any reason or upon any event except as expressly set forth in Articles V, VII and XIV.

ARTICLE XVI

GENERAL PROVISIONS

Section 16.1 Offset. Whenever the Partnership is to pay any sum to any Partner, any amounts that such Partner, in its capacity as a Partner, owes the Partnership may be deducted from that sum before payment.

Section 16.2 Notices. Except as expressly set forth to the contrary in this Agreement, all notices, requests or consents provided for or required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or nationally recognized overnight delivery service with proof of receipt maintained, at the following addresses (or any other address that any such party may designate by written notice to the other parties):

(i) if to the Partnership or the General Partner, at the address of the General Partner’s principal executive offices; and

(ii) if to a Partner (other than a Management Limited Partner), to the address given for the Partner on Schedule A hereto;

(iii) if to a Management Limited Partner, to the address given for the Partner on the applicable Management Equity Award Agreement (or such other address on the payroll records of the Partnership or its Subsidiaries); and

(iv) if to a holder of Interests that has not been admitted as a Partner, to the address given for such holder in an Addendum Agreement.

Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received on the first business day following confirmation; shall, if delivered by nationally recognized overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

(b) Whenever any notice is required to be given by Law, this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 16.3 Entire Agreement; Supersede. This Agreement and the other Transaction Documents constitute the entire agreement of the Partners and their Affiliates relating to the Partnership and supersede all prior contracts or agreements with respect to the Partnership, whether oral or written.

Section 16.4 Effect of Waiver or Consent. A waiver or consent, express or implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Partnership is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Partnership. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Partnership, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

Section 16.5 Amendment or Restatement. This Agreement (including any Exhibit or Schedule hereto) may not be amended, modified, supplemented or restated, nor may any provisions of this Agreement be waived, without a written instrument adopted, executed and agreed to by the General Partner; provided, however, that any such amendment, modification, supplement, restatement or waiver that would disproportionately and adversely affect the rights or materially increase the obligations of any Partner hereunder, in its capacity as a Partner, as the case may be, including any changes to the economic interests or the tax consequences with respect to such Partner, either without similarly affecting the rights or obligations hereunder of all Partners of the same class, in their capacities as Partners, as the case may be, or by diluting in any way the economic interests in the Partnership of the Limited Partners, in their capacity as Limited Partners, by reason of the General Partner Interest becoming an economic interest in the Partnership, shall not be effective as to such Partner without such Partner’s prior written consent. Notwithstanding anything to the contrary in this Section 16.5, if the provisions of Proposed Treasury Regulation Section 1.83-3 and related sections and the proposed Revenue Procedure described in IRS Notice 2005-43, as proposed by the Internal Revenue Service on May 24, 2005, or provisions similar thereto, are adopted as final (or temporary) rules (the “New Rules”), the General Partner is authorized, upon receipt of a written request of the majority of the Class B Limited Partners, to make such amendments to this Agreement (including provision for any safe harbor election authorized by the New Rules) as the General Partner may determine to be necessary or advisable to comply with or reflect the New Rules. Except as required by Law, no amendment, modification, supplement, discharge or waiver of or under this Agreement shall require the consent of any person not a party to this Agreement and any such amendment, modification, supplement, restatement or waiver that would increase the amount of capital a

Partner is required to contribute to the Partnership shall not be effective as to such Partner without such Partner’s prior written consent.

Section 16.6 Termination. This Agreement shall terminate upon the earlier to occur of (i) the consummation of a Change of Control transaction and the distribution of the proceeds therefrom, (ii) the consummation of a Dissolution Event, (iii) upon the written agreement of the Partners, and (iv) the consummation of a firm commitment underwritten public offering by the IPO Corporation of common stock pursuant to an effective registration statement under the Securities Act.

Section 16.7 Binding Effect. Subject to the restrictions on Transfers set forth in this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the Partnership and each Partner and their respective heirs, permitted successors, permitted assigns, permitted distributees and legal representatives; and by their signatures hereto, the Partnership and each Partner intends to and does hereby become bound. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective permitted successors and assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

Section 16.8 Governing Law; Severability; Limitation of Liability.

(a) This Agreement shall be governed by and construed in accordance with Cayman Islands law.

(b) In the event of a direct conflict between the provisions of this Agreement and any mandatory, non-waivable provision of the Partnership Act, such provision of the Partnership Act shall control. If any provision of the Partnership Act provides that it may be varied or superseded in the limited partnership agreement (or otherwise by agreement of the partners of a limited partnership), such provision shall be deemed superseded and waived in its entirety if this Agreement contains a provision addressing the same issue or subject matter.

(c) If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

(d) Neither the Partnership nor any Partner shall be liable to any of the other such Persons for punitive, special, exemplary or consequential damages, including damages for loss of profits, loss of use or revenue or losses by reason of cost of capital, arising out of or relating to this Agreement or the transactions contemplated hereby, regardless of whether based on contract, tort (including negligence), strict liability, violation of any applicable deceptive trade practices act or similar Law or any other legal or equitable principle, and the Partnership and each Partner releases each of the other such Persons from liability for any such damages.

Section 16.9 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Partnership and each Partner shall execute and deliver all such future instruments and take such other and further action as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and the intention of the parties as expressed herein.

Section 16.10 Indemnification. The Partnership shall at all times maintain or cause to be maintained directors and officers’ liability insurance and indemnification policy covering the Partnership and its Subsidiaries and the General Partner which, in the good faith business judgment of the General Partner, is reasonable (x) for a company comparable in size to the Partnership and its Subsidiaries and (y) for substantially similar companies in the industry in which the Partnership and its Subsidiaries operate.

Section 16.11 Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by each of the Partners so long as each counterpart shall be signed by one or more of the Partners and so long as the other Partners shall sign at least one counterpart which shall be delivered to the Partnership.

Section 16.12 Other Covenants.

(a) Each Partner acknowledges and agrees that, upon any Dissolution Event or any Change of Control of the Partnership in accordance with this Agreement, the receipt of proceeds by the Partners with respect to their Interests shall be in accordance with Article VII.

(b) Each Partner entitled to vote on matters submitted to a vote of the Partners, as the case may be, agrees to vote the Interests owned by such Partner upon all matters arising under this Agreement submitted to a vote of the Partners, as the case may be, in a manner that will implement the terms of this Agreement.

Section 16.13 Registration Rights. The Partnership shall cause the IPO Corporation to grant registration rights to each Partner as described in the Registration Rights Agreement attached hereto as Exhibit E (the “Registration Rights Agreement”) with respect to securities of the IPO Corporation into which the securities of the Partnership were converted, exchanged for, distributed or otherwise changed in the Conversion.

IN WITNESS WHEREOF, the parties have executed this Agreement as a Deed effective the day and year first above written.

FREESCALE HOLDINGS GP, LTD.

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	President

Witnessed By:	June Dipchand

LIMITED PARTNERS:

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BLACKSTONE CAPITAL PARTNERS (CAYMAN) V-A L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BCP (CAYMAN) V-S L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V-A L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its General Partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BCP V CO-INVESTORS (CAYMAN) L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BLACKSTONE FIRESTONE TRANSACTION PARTICIPATION PARTNERS (CAYMAN) L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

BLACKSTONE FIRESTONE PRINCIPAL TRANSACTION PARTNERS (CAYMAN) L.P.

By:	Blackstone Management Associates (Cayman) V L.P., its general partner

By:	Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Paul C. Schorr IV
Name:	Paul C. Schorr IV
Title:	Attorney-in-Fact

Witnessed By:	June Dipchand

CARLYLE PARTNERS IV CAYMAN, L.P.

By:	TC Group IV Cayman, L.P., its general partner

By:	CP IV GP, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Witnessed By:	Kathy Smith

CPIV COINVESTMENT CAYMAN, L.P.

By:	TC Group IV Cayman, L.P., its general partner

By:	CP IV GP, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Witnessed By:	Kathy Smith

CARLYLE ASIA PARTNERS II, L.P.

By:	CAP II General Partner, L.P., its general partner

By:	CAP II, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

Witnessed By:	Kathy Smith

CAP II CO-INVESTMENT, L.P.

By:	CAP II General Partner, L.P., its general partner

By:	CAP II, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

Witnessed By:	Kathy Smith

CEP II PARTICIPATIONS S.A.R.L SICAR

By:	/s/ John F. Harris
Name:	John F. Harris
Title:	Manager

By:	/s/ Reshma Ballie McGowan
Name:
Title:

Witnessed By:

CARLYLE JAPAN PARTNERS, L.P.

By:	CJP General Partner, L.P., its general partner

By:	Carlyle Japan Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

Witnessed By:	Kathy Smith

CJP CO-INVESTMENT, L.P.

By:	CJP General Partner, L.P., its general partner

By:	Carlyle Japan Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

Witnessed By:	Kathy Smith

P4 SUB L.P.1

By:	Permira IV Managers L.P., its manager

By:	Permira IV Managers Limited, its general partner

By:	/s/ Alistar Boyle
Name:	Alistar Boyle
Title:	As Alternate Director to Paul Guilbert

Witnessed By:	Lyndsey Parker

PERMIRA IV L.P.2

By:	Permira IV Managers L.P., its manager

By:	Permira IV Managers Limited, its general partner

By:	/s/ Alistar Boyle
Name:	Alistar Boyle
Title:	As Alternate Director to Paul Guilbert

Witnessed By:	Lyndsey Parker

PERMIRA INVESTMENTS LIMITED

By:	Permira Nominees Limited, as nominee

By:	/s/ Alistar Boyle
Name:	Alistar Boyle
Title:	As Alternate Director to Paul Guilbert

Witnessed By:	Lyndsey Parker

P4 CO-INVESTMENT L.P.

By:	Permira IV G.P. L.P., its manager

By:	Permira IV GP Limited, its general partner

By:	/s/ Alistar Boyle
Name:	Alistar Boyle
Title:	As Alternate Director to Paul Guilbert

Witnessed By:	Lyndsey Parker

TPG PARTNERS IV — AIV, L.P.

By:	TPG GenPar IV-AIV, L.P., its general partner

By:	TPG Advisors IV-AIV, Inc., its general partner

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	Vice President

Witnessed By:	Jeff Wilson

TPG PARTNERS V — AIV, L.P.

By:	TPG GenPar V-AIV, L.P., its general partner

By:	TPG Advisors V-AIV, Inc., its general partner

By:	/s/ Clive Bode
Name:	Clive Bode
Title:	Vice President

Witnessed By:	Jeff Wilson

WILSHIRE PRIVATE MARKETS SHORT DURATION FUND I, L.P.

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

WILSHIRE U.S. PRIVATE MARKETS FUND VII, L.P.

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

UBERIOR CO-INVESTMENTS LIMITED

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

PARTNERS GROUP ACCESS III, L.P.

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

A.S.F. CO-INVESTMENT PARTNERS III, L.P.

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

EUROPEAN STRATEGIC PARTNERS

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

EUROPEAN STRATEGIC PARTNERS SCOTTISH B

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

EUROPEAN STRATEGIC PARTNERS SCOTTISH C

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

EUROPEAN STRATEGIC PARTNERS 1-LP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

ESP CO-INVESTMENT LIMITED PARTNERSHIP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

ESP II CONDUIT LP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

ESP 2004 CONDUIT LP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

ESP 2006 CONDUIT LP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

ESP TIDAL REACH LP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

EDCASTLE LIMITED PARTNERSHIP

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

NORTH AMERICAN STRATEGIC PARTNERS, L.P.

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

ROSE NOMINEES LIMITED A/C 21425

By:	Permira Advisers L.L.C., as Attorney-in-Fact

By:	/s/ Thomas Lister
Name:	Thomas Lister
Title:	Authorized Signatory

Witnessed By:	Henry Minello

PERFORMANCE DIRECT INVESTMENTS II, L.P.

By:	Performance Direct Investors II, a series of Performance Equity Management, LLC

By:	/s/ Larry Rusoff
Name:	Larry Rusoff
Title:	Managing Director

Witnessed By:	Alexci Sokolsky

HARBOURVEST PARTNERS VIII-BUYOUT FUND L.P.

By:	HarbourVest VIII-Buyout Associates L.P., its general partner

By:	HarbourVest VIII-Buyout Associates LLC, its general partner

By:	HarbourVest Partners, LLC, its managing member

By:	/s/ Robert M. Wadsworth
Name:	Robert M. Wadsworth
Title:	Managing Director

Witnessed By:	/s/ Karen H. Dudzie

HARBOURVEST PARTNERS 2004 DIRECT FUND L.P.

By:	HarbourVest Partners 2004 Direct Associates LLC, its general partner

By:	HarbourVest Partners, LLC, its managing member

By:	/s/ Robert M. Wadsworth
Name:	Robert M. Wadsworth
Title:	Managing Director

Witnessed By:	/s/ Karen H. Dudzie

HAMILTON LANE CO-INVESTMENT FUND L.P.

By:	Hamilton Lane Co-Investment GP LLC

By:	/s/ Robert W. Cleveland
Name:	Robert W. Cleveland
Title:	Vice President

Witnessed By:	Anthony J. Donofrio

GOLDEN GATE CAPITAL INVESTMENTS II (BVI), L.P.

By:	Golden Gate Capital Management II, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

GOLDEN GATE CAPITAL INVESTMENTS II-A ADJUNCT (BVI), L.P.

By:	Golden Gate Capital Management II, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

GOLDEN GATE CAPITAL INVESTMENT FUND II (AI), L.P.

By:	Golden Gate Capital Management II, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

GOLDEN GATE CAPITAL INVESTMENT FUND II-A (AI), L.P.

By:	Golden Gate Capital Management II, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

GOLDEN GATE CAPITAL ASSOCIATES II-QP, L.L.C.

By:	Golden Gate Capital Management II, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

GOLDEN GATE CAPITAL ASSOCIATES II-AI, L.L.C.

By:	Golden Gate Capital Management II, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

CCG AV, L.L.C. - SERIES C

By:	Golden Gate Capital Management, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

CCG AV, L.L.C. - SERIES A

By:	Golden Gate Capital Management, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

CCG AV, L.L.C. - SERIES I

By:	Golden Gate Capital Management, L.L.C., its authorized representative

By:	/s/ David Dominik
Name:	David Dominik
Title:	Managing Director

Witnessed By:	Jesse Rogers

BATTERY VENTURES VII, L.P.

By:	Battery Partners VII, LLC, its General Partner

By:	/s/ Thomas Crotty
Name:	Thomas Crotty
Title:	Managing Member

Witnessed By:	Barbara Logue

BATTERY INVESTMENT PARTNERS VII, LLC

By:	/s/ Thomas Crotty
Name:	Thomas Crotty
Title:	Manager

Witnessed By:	Barbara Logue

MANAGEMENT LIMITED PARTNERS:

ALAN CAMPBELL

SANDEEP CHENNAKESHU

PAUL E. GRIMME

DENIS GRIOT

JANELLE MONNEY

ALEXANDER PEPE

DAVID PERKINS

SUMIT SADANA

TSUNEO TAKAHASHI

JOHN TORRES

KURT TWINING

JOSEPH TIN CHONG YIU

*	The signature immediately below shall serve as a signature for each of the individuals listed above:

/s/ John Torres
Name:	John Torres

Witnessed By:	Mark Mouritsen

MICHEL MAYER

/s/ Michel Mayer

Witnessed By:	Mark Mouritsen

SCHEDULE A

REGISTER OF PARTNERS

	Amount of Contribution	Number of Class A Interests	Number of Class B Interests	Date of Contribution
Blackstone Capital Partners (Cayman) V L.P.	$424,089,165.00	424,089.17		December 1, 2006
Blackstone Capital Partners (Cayman) V-A L.P.	$392,632,859.00	392,632.86		December 1, 2006
BCP (Cayman) V-S L.P.	$336,297,304.00	336,297.30		December 1, 2006
Blackstone Family Investment Partnership (Cayman) V L.P.	$37,948,151.00	37,948.15		December 1, 2006
Blackstone Family Investment Partnership (Cayman) V-A L.P.	$5,737,872.00	5,737.87		December 1, 2006
Blackstone Participation Partnership (Cayman) V L.P.	$3,294,649.00	3,294.65		December 1, 2006
BCP V Co-Investors (Cayman) L.P.	$807,555,517.00	807,555.52		December 1, 2006
Blackstone Firestone Principal Transaction Partners (Cayman) L.P.	$750,000,000.00	750,000.00		December 1, 2006
Harbourvest Partners VIII-Buyout Fund, L.P.	$10,000,000.00	10,000.00		December 1, 2006
Harbourvest Partners 2004 Direct Fund, L.P.	$10,000,000.00	10,000.00		December 1, 2006
Hamilton Lane Co-Investment Fund L.P.	$25,000,000.00	25,000.00		December 1, 2006
Performance Direct Investments II, L.P.	$13,157,500.00	13,157.50		December 1, 2006
Blackstone Firestone Transaction Participation Partners (Cayman) L.P.	$637,500,000.00	637,500.00		December 1, 2006
Carlyle Partners IV Cayman, LP	$754,527,163.00	754,527.16		December 1, 2006
CPIV Coinvestment Cayman, LP	$30,472,837.00	30,472.84		December 1, 2006
Carlyle Asia Partners II, LP	$121,585,869.00	121,585.87		December 1, 2006
CAP II Co-Investment, LP	$3,414,131.00	3,414.13		December 1, 2006
CEP II Participations, S.a r.l. SICAR	$150,000,000.00	150,000.00		December 1, 2006
Carlyle Japan Partners, L.P.	$61,494,000.00	61,494.00		December 1, 2006
CJP Co-Investment, LP	$3,506,000.00	3,506.00		December 1, 2006
P4 Sub L.P.1	$218,670,311.00	218,670.31		December 1, 2006
Permira IV L.P. 2	$883,488,969.00	883,488.97		December 1, 2006
Permira Investments Limited	$17,790,306.00	17,790.31		December 1, 2006
P4 Co-Investment L.P.	$5,050,414.00	5,050.41		December 1, 2006

	Amount of Contribution	Number of Class A Interests	Number of Class B Interests	Date of Contribution
Wilshire Private Markets Short Duration Fund I, L.P.	$4,500,000.00	4,500.00		December 1, 2006
Wilshire US Private Markets Fund VII, L.P.	$4,500,000.00	4,500.00		December 1, 2006
Uberior Co-Investments Limited	$75,000,000.00	75,000.00		December 1, 2006
Partners Group Access III, L.P.	$50,000,000.00	50,000.00		December 1, 2006
A.S.F. Co-Investment Partners III, L.P.	$15,000,000.00	15,000.00		December 1, 2006
European Strategic Partners	$13,062,445.00	13,062.45		December 1, 2006
European Strategic Partners Scottish B	$1,536,048.00	1,536.05		December 1, 2006
European Strategic Partners Scottish C	$1,330,564.00	1,330.56		December 1, 2006
European Strategic Partners 1-LP	$3,117,730.00	3,117.73		December 1, 2006
ESP Co-Investment Limited Partnership	$53,213.00	53.21		December 1, 2006
ESP II Conduit LP	$18,400,000.00	18,400.00		December 1, 2006
ESP 2004 Conduit LP	$17,200,000.00	17,200.00		December 1, 2006
ESP 2006 Conduit LP	$10,800,000.00	10,800.00		December 1, 2006
ESP Tidal Reach LP	$5,100,000.00	5,100.00		December 1, 2006
Edcastle Limited Partnership	$11,400,000.00	11,400.00		December 1, 2006
North American Strategic Partners, LP	$6,250,000.00	6,250.00		December 1, 2006
Rose Nominees Limited a/c 21425	$1,500,000.00	1,500.00		December 1, 2006
TPG Partners IV—AIV, L.P.	$300,000,000.00	300,000.00		December 1, 2006
TPG Partners V—AIV, L.P.	$700,000,000.00	700,000.00		December 1, 2006
GGC Investments II BVI, LP	$71,077,965.32	71,077.97		December 1, 2006
GGC Investments II-A Adjunct BVI, LP	$19,441,803.47	19,441.80		December 1, 2006
GGC Investment Fund II (AI), LP	$1,772,533.58	1,772.53		December 1, 2006
GGC Investment Fund II-A (AI), LP	$484,837.31	484.84		December 1, 2006
GGC Associates II-QP, LLC	$2,101,104.84	2,101.10		December 1, 2006
GGC Associates II-AI, LLC	$33,215.42	33.22		December 1, 2006
CCG AV, LLC-series C	$3,388,540.06	3,388.54		December 1, 2006
CCG AV, LLC-series A	$1,000,000.00	1,000.00		December 1, 2006
CCG AV, LLC-series I	$700,000.00	700.00		December 1, 2006
Battery Ventures VII, L.P.	$24,530,000.00	24,530.00		December 1, 2006

	Amount of Contribution	Number of Class A Interests	Number of Class B Interests	Date of Contribution
Battery Investment Partners VII, LLC	$470,000.00	470.00		December 1, 2006
William Bradford	$164,080.00	164.08		December 1, 2006
Alan Campbell	$741,680.00	741.68	38,096.17	December 1, 2006
Richard Chambers	$22,720.00	22.72		December 1, 2006
Sandeep Chennakeshu	$500,000.00	500.00	30,476.93	December 1, 2006
Sam Coursen	$110,320.00	110.32		December 1, 2006
Paul Grimme			22,857.70	December 1, 2006
Gregory Heinlein	$186,400.00	186.40		December 1, 2006
Denis Griot			4,571.54	December 1, 2006
Carl J Johnson	$328,000.00	328.00		December 1, 2006
Michel Mayer	$5,000,000.00	5,000.00	133,336.58	December 1, 2006
Jan Money			6,095.39	December 1, 2006
Jignasha Patel	$50,760.00	50.76		December 1, 2006
David Perkins			30,476.93	December 1, 2006
Alex Pepe			22,857.70	December 1, 2006
Sumit Sadana			30,476.93	December 1, 2006
Saied Tehrani	$160,000.00	160.00		December 1, 2006
Suresh Venkatesan	$95,000.00	95.00		December 1, 2006
Tsuneo Takahashi			6,095.39	December 1, 2006
John Torres			7,619.23	December 1, 2006
Kurt Twining			7,619.23	December 1, 2006
Joseph Tin Chong Yiu	$200,000.00	200.00	3,809.62	December 1, 2006

EXHIBIT A

DEFINED TERMS

“83(b) Election” shall have the meaning set forth in Section 7.3.

“Addendum Agreement” shall have the meaning set forth in Section 3.3.

“Adjusted Capital Account Balance” means, with respect to each Partner, the balance in such Partner’s Capital Account adjusted (i) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (ii) by adding to such balance such Partner’s share of Partner Minimum Gain and Partner Nonrecourse Debt Minimum Gain, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5) any amounts such Partner is obligated to restore pursuant to any provision of this Agreement or by applicable law. The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” shall mean, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with” ), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise); provided, however, that neither the Partnership nor any of its subsidiaries shall be deemed an Affiliate of any of the Partners (and vice versa), (b) if such specified Person is an investment fund, any other investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof and (c) if such specified Person is a natural Person, any Family Member of such natural Person.

“Agreement” shall mean this Amended and Restated Agreement of Exempted Limited Partnership, as further amended and restated from time to time.

“Applicable Tax Percentage” means the highest effective marginal combined U.S. federal, state and local income tax rate for a fiscal year prescribed for an individual resident in New York, New York (taking into account (a) the deductibility of state and local income taxes for U.S. federal income tax purposes, assuming the limitation described in Section 68(a)(2) of the Code applies, (b) the nondeductiblity of other expenses subject to the limitation described in Section 67(a) of the Code applies and (c) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income). For the avoidance of doubt, the Applicable Tax Percentage will be the same for all Partners.

“Blackstone Investors” shall mean, as of any date, Blackstone Capital Partners (Cayman) V L.P., Blackstone Capital Partners (Cayman) V-A L.P., BCP (Cayman) V-S L.P., Blackstone Family Investment Partnership (Cayman) V L.P., Blackstone Family Investment Partnership (Cayman) V-A L.P., Blackstone Participation Partnership (Cayman) V L.P., BCP V Co-Investors (Cayman) L.P., Blackstone Firestone Transaction Participation Partners (Cayman) L.P., and Blackstone Firestone Principal Transaction Partners (Cayman) L.P., and their respective Permitted Transferees, in each case only if such Person is then a Partner and holds any Interests.

“Blackstone Group” means Blackstone and its Permitted Transferees.

“Blackstone Partner” means any member of the Blackstone Group who holds Interests.

“Book Value” means, with respect to any asset of the Partnership, the asset’s adjusted basis for U.S. federal income tax purposes, except that the Book Values of all such assets shall be adjusted to equal their respective fair market values (as reasonably determined by the General Partner) in accordance with the rules set forth in Treasury Regulations Section 1.704 1(b)(2)(iv)(f), except as otherwise provided herein, immediately prior to: (a) the date of the acquisition of any additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis capital contribution to the Partnership, (b) the date of the distribution of more than a de minimis amount of Partnership property (other than a pro rata distribution) to a Partner or (c) the date of a grant of any additional interest to any new or existing Partner as consideration for the provision of services to or for the benefit of the Partnership; provided, that adjustments pursuant to clauses (a), (b) and (c) above shall be made only if the General Partner in good faith determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners. The Book Value of any asset distributed to any Partner shall be adjusted immediately prior to such distribution to equal its gross fair market value. The Book Value of any asset contributed by a Partner to the Partnership will be the gross fair market value of the asset as of the date of its contribution thereto. In the case of any asset that has a Book Value that differs from its adjusted tax basis, Book Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of “Profits” and “Losses” rather than the amount of depreciation determined for U.S. federal income tax purposes.

“Business Day” means any day other than a Saturday, a Sunday, or a holiday on which national banking associations in the State of New York are authorized by Law to close.

“Capital Account” means the account to be maintained by the Partnership for each Partner pursuant to Section 5.4.

“Capital Contribution” means with respect to any Partner, the amount of money and the initial Book Value of any property (other than money) (reduced by the amount of any liabilities which are secured by such property) contributed to the Partnership by the Partner, including any amounts paid, or property contributed, by such Partner pursuant to Article V. Any reference in this Agreement to the Capital Contribution of a Partner shall include a Capital Contribution of its predecessors in interest.

“Capital Stock” means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a Person (other than a corporation), and any and all warrants, options, or other rights to purchase or acquire any of the foregoing.

“Carlyle Investors” shall mean, as of any date, Carlyle Partners IV Cayman, LP, CPIV Coinvestment Cayman, LP, Carlyle Asia Partners II, LP, CAP II Co-Investment, LP, CEP II Participations, S.a r.l. SICAR, Carlyle Japan Partners, L.P., and CJP Co-Investment, L.P., and their respective Permitted Transferees, in each case only if such Person is then a Partner and holds any Interests.

“Catch-Up Payment” shall have the meaning set forth in Section 7.1(b).

“Cayman Islands Law” means all applicable laws of the Cayman Islands.

“Change of Control” shall mean shall mean the occurrence of (a) any consolidation or merger of the Partnership with or into any other Person, or any other corporate reorganization, transaction or Transfer of securities of the Partnership by its holders of equity securities, or series of related transactions (including the acquisition of capital stock of the Partnership), whether or not the Partnership is a party thereto, in which the Qualified Institutional Investors, own, directly or indirectly, interests (i) representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity economic interests in or voting power of the Partnership or other surviving entity immediately after such consolidation, merger, reorganization or transaction or (ii) that do not directly, or indirectly through one or more entities, have the power to elect a majority of the entire board of directors or other similar governing body of the General Partner or other surviving entity immediately after such consolidation, merger, reorganization or transaction, (b) any transaction or series of related transactions, whether or not the Partnership is a party thereto, after giving effect to which securities representing in excess of fifty percent (50%) of the Partnership’s voting power or economic interests are owned directly, or indirectly through one or more entities, by any Person and its “affiliates” or “associates” (as such terms are defined in the Exchange Act) or any “group” (as defined in the Exchange Act), other than Qualified Institutional Investors (and in the case of a “group”, excluding a percentage of such “group” equal to the percentage of the voting power of such group controlled by any Qualified Institutional Investors), excluding, in any case referred to in clause (a) or (b) any initial Public Offering or any bona fide primary or secondary public offering following the occurrence of an initial Public Offering; or (c) a sale, lease or other disposition of all or substantially all of the consolidated assets of the Partnership. For the avoidance of doubt, none of the following shall, in and of itself, constitute a “Change of Control”: a transaction in which, after giving effect thereto, the Qualified Institutional Investors continue to own, directly or indirectly, more than fifty percent (50%) of the equity economic interests or voting power of (i) the Partnership or other surviving entity in the case of a transaction of the sort described in clause (a) above, (ii) the Partnership in the case of a transaction of the sort described in clause (b) above or (iii) the acquiring entity in the case of a transaction of the sort described in clause (c) above.

“Class A Interests” shall have the meaning set forth in Section 3.1(a).

“Class A Limited Partner” means a Partner who owns Class A Interests.

“Class A Interests” shall have the meaning set forth in Section 3.1(a).

“Class A Limited Partner” means a Partner who owns Class A Interests.

“Class B Interests” shall have the meaning set forth in Section 3.1(a).

“Class B Limited Partner” means a Partner who owns Class B Interests.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time. All references herein to Sections of the Code shall include any corresponding provision or provisions of succeeding Law.

“Confidential Information” means all confidential and proprietary information (irrespective of the form of communication) obtained by or on behalf of, a Partner from the Partnership or its Representatives or through the ownership of an equity interest in the General Partner, other than information which (i) was or becomes generally available to the public other than as a result of a breach of this Agreement by such Partner or Representative, (ii) was or becomes available to such Partner on a nonconfidential basis prior to disclosure to the Partner by the Partnership, the General Partner or their respective Representatives or through its ownership of an equity interest in the General Partner, (iii) was or becomes available to the Partner from a source other than the Partnership, the General Partner or their respective Representatives or through such Partner’s ownership of an equity interest in the General Partner, provided that such source is not known by such Partner to be bound by a confidentiality agreement with the Partnership or the General Partner, or (iv) is independently developed by such Partner without the use of any such information received under this Agreement.

“Contract” means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, note, warranty, insurance policy, benefit plan, memorandum of understanding, or legally binding commitment or undertaking of any nature.

“Contributing Partner” means a Partner that contributed a Contributed Share to the Partnership.

“Contributed Share” means (i) any Freescale share that was contributed to the Partnership in exchange for a Class A Interest; or (ii) any share of U.S. Holdco (or any successor thereto) that was acquired by the Partnership in exchange for a Freescale share referred to in clause (i) in a tax-free contribution pursuant to Code Section 351, a reorganization within the meaning of Code Section 386(a) or any other carryover basis transaction.

“Conversion” shall have the meaning set forth in Section 4.2.

“Creditable Foreign Tax” means a foreign tax paid or accrued for United States federal income tax purposes by the Partnership, in either case to the extent that such tax is eligible for credit under Section 901(a) of the Code. A foreign tax is a Creditable Foreign Tax for these purposes without regard to whether a Partner receiving an allocation of such foreign tax elects to claim a credit for such amount. This definition is intended to be consistent with the definition of “creditable foreign tax” in Temporary Treasury Regulations Section 1.704-1T(b)(4)(xi)(b), and shall be interpreted consistently therewith.

“Creditors’ Rights” means applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

“Dissolution Event” shall have the meaning set forth in Section 14.1(a).

“Exchange Act” shall have the meaning set forth in Section 9.5.

“Family Member” shall mean, with respect to any natural Person, (a) any lineal descendant or ancestor or sibling (by birth or adoption) of such natural Person, (b) any spouse or former spouse of any of the foregoing, (c) any step-children of any of the foregoing in (a) or (b), (d) any legal representative or estate of any of the foregoing, or the ultimate beneficiaries of the estate of any of the foregoing, if deceased, (e) any not-for-profit corporation or private charitable foundation and (f) any trust or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing Persons described in clauses (a) through (e) above.

“Freescale” shall have the meaning set forth in the Preliminary Statement.

“General Partner” means Freescale Holdings GP, Ltd., and any substitute or successor General Partner appointed in accordance with the terms of this Agreement.

“General Partner Interest” shall have the meaning specified in Section 3.1(a).

“Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. and other federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

“Gross Negligence” has the meaning ascribed to such term under the laws of the State of New York in the United States.

“Indemnitee” shall have the meaning set forth in Section 9.4(b).

“Initial Limited Partners” shall have the meaning set forth in the Preliminary Statement.

“Initial Closing Date” shall have the meaning set forth in the Preliminary Statement.

“Initial Public Offering” shall mean the initial underwritten Public Offering registered on Form S-1 (or any successor form under the Securities Act).

“Interest” means an interest in the Partnership, including the right of the holder thereof to any and all benefits to which a holder thereof may be entitled as provided in this Agreement together with the obligations of a holder thereof to comply with all of the terms and provisions of this Agreement. The term “Interest” shall include the Class A Interests and the Class B Interests.

“Interim Distribution” shall have the meaning set forth in Section 7.1(b).

“IPO Corporation” shall mean an entity resulting from a Conversion.

“IRS” shall have the meaning set forth in Section 7.3.

“Lapse Date” shall mean the fifth anniversary of the closing date of the Merger.

“Law” means any applicable constitutional provision, statute, act, code (including the Code), law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretative or advisory opinion or letter of a Governmental Authority and shall include, for the avoidance of any doubt, the Partnership Act.

“Liabilities” means any liability, obligation, claim, expense or damage, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due.

“Limited Partners” means the Class A Limited Partners and the Class B Limited Partners.

“Management Award Agreement” shall have the meaning set forth in the Preliminary Statement.

“Management Interests” shall have the meaning set forth in Section 3.1(a).

“Management Limited Partner” means a Partner who owns Management Interests.

“Merger Sub” shall have the meaning set forth in the Preliminary Statement.

“Net Taxable Income” has the meaning set forth in Section 7.2(a).

“New Rules” shall have the meaning set forth in Section 16.5.

“Newly Classified Vested Interests” shall have the meaning set forth in Section 7.1(b).

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b). The amount of Nonrecourse Deductions of the Partnership for a fiscal year equals the net increase, if any, in the amount of Partner Minimum Gain of the Partnership during that fiscal year, determined according to the provisions of Treasury Regulations Section 1.704-2(c).

“Partner” shall mean the General Partner or any of the Limited Partners and “Partners” means the General Partner and all of the Limited Partners.

“Partnership” means the exempted limited partnership governed hereby, as such limited partnership may from time to time be constituted.

“Partnership Act” shall mean the Exempted Limited Partnership Law, (2003 Revision) of the Cayman Islands, as amended from time to time.

“Partner Minimum Gain” has the meaning ascribed in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Partner Nonrecourse Debt Minimum Gain” means an amount with respect to each “partner nonrecourse debt” (as defined in Treasury Regulations Section 1.704-2(b)(4)) equal to the Partner Minimum Gain that would result if such Partner nonrecourse debt were treated as a nonrecourse liability (as defined in Treasury Regulations Section 1.752-1(a)(2)) determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Partner Nonrecourse Deductions” has the meaning ascribed to the term “partner nonrecourse deductions” set forth in Treasury Regulations Section 1.704-2(i)(2).

“Percentage Interest” means, with respect to each Partner (or group of Partners) and a specified class of Interests, the fraction (expressed as a percentage), the numerator of which is the number of Interests of such class owned by such Partner and the denominator of which is the sum of the total number of Interests of such class owned by all Partners (or the relevant Partners if the calculation is made with respect to a specified group of Partners).

“Permira Investors” shall mean, as of any date, Permira IV L.P.2, Permira Investments Limited, P4 Co-Investment L.P., P4 Sub L.P.1, Uberior Co-Investments Limited, European Strategic Partners, European Strategic Partners Scottish B, European Strategic Partners Scottish C, European Strategic Partners 1-LP, ESP Co-investment Limited Partnership, ESP II Conduit LP, ESP 2004 Conduit LP, ESP 2006 Conduit LP, ESP Tidal Reach LP, Edcastle Limited Partnership, North American Strategic Partners, L.P., Rose Nominees Limited a/c 21425, A.S.F. Co-Investment Partners III, L.P., Wilshire U.S. Private Markets Fund VII, L.P., Wilshire Private Markets Short Duration Fund I, L.P. and Partners Group Access III, L.P., Inc., and their respective Permitted Transferees, in each case only if such Person is then a Partner and holds any Interests.

“Permitted Transferee” shall mean, in respect of (a) any Partner, (i) any Affiliate or Affiliated Fund of such Partner or (ii) any successor entity or with respect to an Partner organized as a trust, any successor trustee or co-trustee of such trust, (b) any Management Limited Partner, any Class A Partner or their respective affiliates and any Family Member of such Management Limited Partner and (c) any holder of Interests who is a natural person, (i) upon the death of such natural person, such person’s estate, executors, administrators, personal representatives, heirs, legatees or distributees in each case acquiring the Interests in question pursuant to the will or other instrument taking effect at death of such holder or by applicable laws of descent an distribution and (ii) any Person acquiring such Interests pursuant to a qualified domestic relations order, in each case described in clauses (a) through (c), only to the extent such transferee agrees to be bound by the terms of this Agreement and the Investors Agreement. In addition, any Partner shall be a Permitted Transferee of the Permitted Transferees of itself and any member of a Principal Investor Group shall be a Permitted Transferee of any other member of such Principal Investor Group.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Personal Representative” means the executor, administrator, guardian, or other personal representative of any natural person who has become deceased or subject to disability, or any successor or assignee thereof whether by operation of law or otherwise.

“Principal Investors” shall mean each Blackstone Investor, Carlyle Investor, Permira Investor and TPG Investor, collectively with their Permitted Transferees and for so long as they are members of a Principal Investor Group.

“Principal Investor Group” shall mean any one of (a) the Blackstone Investors, collectively, (b) the Carlyle Investors, collectively, (c) the Permira Investors, collectively, and (d) the TPG Investors, collectively; provided, however, that any such Principal Investor Group shall cease to be a Principal Investor Group at such time after the closing of the Merger, and at all times thereafter, as such Principal Investor Group ceases to hold Interests representing a 25% of such Principal Investor Group’s initial investment, subject to adjustment for any split, dividend, combination, recapitalization or similar event involving Interests.

“Profits” and “Losses” means, for each taxable year or other period, the taxable income or loss of the Partnership, or particular items thereof, determined in accordance with the accounting method used by the Partnership for U.S. federal income tax purposes with the following adjustments: (a) all items of income, gain, loss or deduction allocated pursuant to Section 8.2 (Special Allocations) shall not be taken into account in computing such taxable income or loss; (b) any income of the Partnership that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss; (c) if the Book Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any gain or loss resulting from a disposition of such asset shall be calculated with reference to such Book Value; (d) upon an adjustment to the Book Value (other than an adjustment in respect of depreciation) of any asset, pursuant to the definition of Book Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; (e) if the Book Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, the amount of depreciation, amortization or cost recovery deductions with respect to such asset for purposes of determining Profits and Losses, if any, shall be an amount which bears the same ratio to such Book Value as the U.S. federal income tax depreciation, amortization or other cost recovery deductions bears to such adjusted tax basis (provided, that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction is zero, the General Partner may use any reasonable method for purposes of determining depreciation, amortization or other cost recovery deductions in calculating Profits and Losses); and (f) except for items in (a) above, any expenditures of the Partnership not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Profits and Losses pursuant to this definition shall be treated as deductible items.

“Public Offering” shall mean a public offering and sale of equity securities for cash pursuant to an effective registration statement under the Securities Act.

“Qualified Institutional Investors” shall mean (a) the Blackstone Investors; (b) the Carlyle Investors, (c) the Permira Investors; (d) the TPG Investors; and (e) the respective Affiliates and Affiliated Funds of the foregoing Persons.

“Qualified Public Offering” shall mean the first underwritten Public Offering (other than any Public Offering or sale pursuant to a registration statement on Form S-4, S-8 or a comparable form) in which the aggregate price to the public of all equity securities sold in such offering in combination with the aggregate price to the public of all equity securities sold in any previous underwritten Public Offerings (other than any Public Offering or sale pursuant to a registration statement on Form S-4, S-8 or any comparable form) shall exceed $750,000,000.

“Register of Partners” means the Register of Partnership Interests of the Partnership in the form set forth as Schedule A.

“Registration Rights Agreement” shall have the meaning set forth in .

“Representatives” shall have the meaning set forth in Section 3.4(b).

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

“Services” means the employment with the Partnership or its Subsidiaries of a Management Limited Partner (or the individual that Controls such Management Limited Partner if the Management Limited Partner is not a natural person).

“Shareholders’ Agreement” means the Shareholders’ Agreement of Freescale Holdings GP, Ltd., between the General Partner and the shareholders party thereto, dated as of the date hereof, as the same may be amended or modified from time to time.

“Special Allocations” means the allocations pursuant to Section 8.2 of this Agreement.

“Subsidiary” means (i) any corporation or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Partnership or any direct or indirect Subsidiary of the Partnership or (ii) a partnership in which the Partnership or any direct or indirect Subsidiary is a general partner.

“Tax” means all taxes, charges, levies, penalties or other assessments imposed by any United States federal, state, local or foreign taxing authority, including income, excise, property, sales, transfer, franchise, payroll, withholding, social security or other similar taxes, including any interest or penalties attributable thereto.

“Tax Advances” has the meaning set forth in Section 11.3.

“Tax Amount” has the meaning set forth in Section 7.2.

“Tax Distributions” shall have the meaning set forth in Section 7.2.

“Tax Matters Partner” shall have the meaning assigned to the term “tax matters partner” in Code Section 6231(a)(7) and the meaning set forth in Section 11.1.

“TPG Investors” shall mean, as of any date, TPG Partners IV — AIV, L.P. and TPG Partners V — AIV, L.P., and their respective Permitted Transferees, in each case only if such Person is then a Partner and holds any Interests.

“Transaction Documents” shall have the meaning set forth in Section 6.1(e).

“Transfer” means any direct or indirect transfer, assignment, sale, gift, inter vivos transfer, pledge, hypothecation, mortgage, hedge or other encumbrance, or any other disposition (whether voluntary or involuntary or by operation of law), of Interests (or any interest (pecuniary or otherwise) therein or right thereto), including without limitation derivative or similar transactions or arrangements whereby a portion or all of the economic interest in, or risk of loss or opportunity for gain with respect to, Interests is transferred or shifted to another Person.

“Treasury Regulations” means the regulations promulgated by the United States Department of the Treasury pursuant to and in respect of provisions of the Code.

“Unvested Class B Interest” means any Class B Interest other than a Vested Class B Interest.

“Vested Class B Interest” means any Class B Interests that have vested as of the date of determination pursuant to the terms of the Management Equity Award Agreement between the Management Limited Partner and the Partnership.

EXHIBIT B

FORM OF SPOUSAL AGREEMENT

The spouse of the Partner executing the foregoing Amended and Restated Agreement of Exempted Limited Partnership (or the counterpart signature above) is aware of, understands, and consents to the provisions of the foregoing Agreement (and related Transaction Documents) and its binding effect upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with such Partner for any reason shall not have the effect of removing any Interests subject to the foregoing Agreement from the coverage thereof and that his or her awareness, understanding, consent, and agreement is evidenced by his or her signature below.

[Spouse’s Name]

B-1

EXHIBIT C

FORM OF ADDENDUM AGREEMENT

This Addendum Agreement is made this          day of                     , 200    , by and between                                                   (the “Transferor”),                                                   (the “Transferee”) and Freescale Holdings L.P., a Cayman Islands exempted limited partnership (the “Company”), pursuant to the terms of that certain Agreement of Exempted Limited Partnership of the Company dated as of                     , 2006, including all exhibits and schedules thereto (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the Partnership and the Partners entered into the Agreement (and their respective spouses, to the extent applicable, have consented to the provisions of the Agreement) to impose certain restrictions and obligations upon themselves, and to provide certain rights, with respect to the Partnership, the Partners and its and their Interests;

WHEREAS, the Transferee is acquiring Interests issued by the Partnership or pursuant to a Transfer, in either case in accordance with the Agreement; and

WHEREAS, the Partnership and the Partners have required in the Agreement that all Persons to whom Interests of the Partnership are transferred and all other Persons acquiring Interests must enter into an Addendum Agreement binding the Transferee and the Transferee’s spouse to the Agreement to the same extent as if they were original parties thereto and imposing the same restrictions and obligations on the Transferee, the Transferee’s spouse and the Interests to be acquired by the Transferee as are imposed upon the Partners under the Agreement.

NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the purchase or receipt by the Transferee of the Interests, the Transferee acknowledges and agrees as follows:

1. The Transferee has received and read the Agreement and acknowledges that the Transferee is acquiring the Interests in accordance with and subject to the terms and conditions of the Agreement.

2. The Transferee represents and warrants, as of the date hereof, to the Company and the Partners as follows:

(a) the Transferee has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and, if such Transferee is not executing this Agreement in its individual capacity, the execution, delivery, and performance by such Transferee of this Agreement have been duly authorized by all necessary action;

(b) this Agreement has been duly and validly executed and delivered by such Transferee and constitutes the binding obligation of such Transferee enforceable against such Person in accordance with its terms, subject to Creditors’ Rights;

(c) the execution, delivery, and performance by such Transferee of this Agreement will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of Law to which such Person is subject, (ii) violate any order, judgment, or decree applicable to such Person, or (iii) conflict with, or result in a breach or default under, any agreement or other instrument to which such Person is a party or, if such Transferee is not executing this Agreement in its individual capacity, any term or condition of its certificate of incorporation or by-laws, certificate of limited partnership or partnership agreement, certificate of formation or limited liability company agreement, as applicable, except where such conflict, breach or default would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Person’s ability to satisfy its obligations hereunder;

(d) no consent, approval, permit, license, order or authorization of, filing with, or notice or other action to, with or by any Governmental Authority or any other Person, is necessary, on the part of such Transferee to perform its obligations hereunder or, if such Transferee is not executing this Agreement in its individual capacity, to authorize the execution, delivery and performance by such Transferee of its obligations hereunder, except where such consent, approval, permit, license, order, authorization, filing or notice would not reasonably be expected to, individually or in the aggregate, have an adverse effect on such Transferee’s ability to satisfy its obligations hereunder or under any agreement or other instrument to which such Transferee is a party;

(e) such Transferee is acquiring the Interests for investment and not with a view toward any resale or distribution thereof except in compliance with the Securities Act; such Transferee acknowledges that the Interests have not been registered pursuant to the Securities Act and may not be transferred in the absence of such registration or an exemption therefrom under the Securities Act; and such Transferee has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks of its investment in the Interests and is capable of bearing the economic risks of the transactions contemplated by this Agreement; and

(f) such Transferee does not have any liability or obligation to pay a fees or commissions to any broker, finder, or agent with respect to the execution, delivery or performance of this Agreement by such Transferee.

3. The Transferee makes the representations and warranties set out in Section 6.1 [and Section 6.2] of the Partnership Agreement and agrees that the Interests acquired or to be acquired by the Transferee are bound by and subject to all of the terms and conditions of the

Agreement, and hereby joins in, and agrees to be bound, by, and shall have the benefit of, all of the terms and conditions of the Agreement to the same extent as if the Transferee were an original party to the Agreement or an initial Partner, as the case may be; provided, however, that the Transferee’s joinder in the Agreement shall not constitute admission of the Transferee or the Transferee’s spouse as a Partner unless and until the General Partner executes this Agreement confirming the due admission of the Transferee. This Addendum Agreement shall be attached to and become a part of the Agreement.

4. For good and valuable consideration, the sufficiency of which is hereby acknowledged by the Transferor and the Transferee, the Transferor hereby transfers and assigns absolutely to the Transferee [all of its Interests in the Partnership][such portion of its Interests in the Partnership as are specified below], including, for the avoidance of doubt, all rights, title and interest in and to such Interests free of any security interest, with effect from the date hereof.

5. The Transferee hereby agrees to accept the Interests of the Transferor and hereby agrees and consents to become a Partner.

6. It is hereby confirmed by the Transferor that the Transferor has complied in all respects with the provisions of the Partnership Agreement with respect to the transfer of the Interests. The number of Interests in the Partnership currently held by the Transferor, and to be transferred and assigned pursuant to this Transfer Form, are as follows:

Name of Class or Series of Interests	Number of Interests

[ ]	[ ]

7. Any notice required as permitted by the Agreement shall be given to Transferee at the address listed beneath the Transferee’s signature below.

8. The spouse of the Transferee, if applicable, joins in the execution of this Addendum Agreement to acknowledge its fairness and that it is in such spouse’s best interests, and to bind such spouse’s community interest, if any, in the Interests to the terms of the Agreement.

9. This Addendum Agreement shall be governed by and construed in accordance with Cayman Islands law.

Transferee	Transferee’s Spouse

Address:

Transferor:	AGREED TO on behalf of the Partnership:

[GENERAL PARTNER]

EXHIBIT D

FORM OF 83(b) ELECTION

The undersigned purchased limited partnership interests (the “Interests”) of Freescale Holdings L.P. (the “Partnership”) on ______ __, 200[_]. The undersigned desires to make an election to have the Interests taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended (“Code §83(b)”), at the time the undersigned purchased the Interests.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Interests (described below), to report as taxable income for calendar year 200[_] the excess, if any, of the Interests’ fair market value on                  , 200[    ] over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1. The name, address and social security number of the undersigned:

______________________________________________________

______________________________________________________

______________________________________________________

SSN:__________________________

2. A description of the property with respect to which the election is being made: [            ] Class B Interests.

3. The date on which the property was transferred: [                    ], 200[    ]. The taxable year for which such election is made: calendar year 200[    ].

4. The restrictions to which the property is subject: The Class B Interests are subject to a time-based vesting schedule. If the undersigned ceases to be employed by the Partnership or any of its subsidiaries prior to the vesting of the Interests, the Interests are subject to forfeiture without any payment or, in certain circumstances, repurchase by the Partnership at the lower of (i) the original purchase price paid for the Interests and (ii) the fair market value of the Interests on the date of such repurchase. The Interests are also subject to transfer restrictions.

5. The aggregate fair market value on [            ], 200[    ] of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[            ] (i.e., $[            ] for [            ] Class B Interests).

6. The aggregate amount paid for such property: $[            ] (i.e., $[            ] for [            ] Class B Interests).

7. A copy of this election has been furnished to the Secretary of the Partnership pursuant to Treasury Regulations §1.83-2(e)(7).

Dated: [ ], 200[_]
[Name]

EXHIBIT E

REGISTRATION RIGHTS AGREEMENT

[Distributed Separately]